UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☑	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

ALLIQUA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Alliqua, Inc.
850 Third Avenue
Suite 1801
New York, NY 10022
Telephone: 646-218-1450

November 21, 2012

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Alliqua, Inc. to be held at 9:00 a.m., eastern time, on December 19, 2012 at the offices of Haynes and Boone, LLP, located at 30 Rockefeller Plaza, 26th Floor, New York, New York 10112.

Please note that in order to gain admission to the site of our annual meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the annual meeting, we strongly encourage you to advise Steven Berger, chief financial officer, treasurer and secretary, by email at sberger@alliqua.com or phone at 646-218-1450 if you plan to attend the meeting prior to 5:00 p.m., eastern time, on December 18, 2012 so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the annual meeting, we encourage you to arrive at the meeting no later than 8:30 a.m., eastern time, in order to ensure that you are able to pass through security prior to the start of the meeting.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Please submit your proxy or attend the meeting and vote in person so your vote will be counted.

To vote your shares, you may use the enclosed proxy card or attend the meeting and vote in person. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting. On behalf of the board of directors, I urge you to complete, sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of our company.  I look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ James Sapirstein
James Sapirstein
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 19, 2012:

Our official Notice of Annual Meeting of Shareholders, Proxy Statement and
2012 Annual Report to Shareholders are available at:
www.proxyvote.com

Alliqua, Inc.
850 Third Avenue
Suite 1801
New York, NY 10022
Telephone: 646-218-1450

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held December 19, 2012

The 2012 Annual Meeting of Shareholders of Alliqua, Inc., a Florida corporation (the “Company”), will be held at 9:00 a.m., eastern time, on December 19, 2012 at the offices of Haynes and Boone, LLP, located at 30 Rockefeller Plaza, 26th Floor, New York, New York 10112. We will consider and act on the following items of business at the Annual Meeting:

(1)
Election of three Class III directors to serve on our board of directors for a term of three years or until their successors are elected and qualified, for which the following are nominees: Kenneth Londoner, Jeffrey Sklar, and David Stefansky.

(2)	A proposal to amend the Alliqua, Inc. 2011 Long-Term Incentive Plan to increase the total number of shares of common stock authorized for issuance under such plan by 40,000,000 shares.

(3)	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

(4)	Such other business as may properly come before the Annual Meeting.

Shareholders are referred to the Proxy Statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the board of directors recommends a vote FOR the nominees for director named above, a vote FOR the approval of the amendment to the Alliqua, Inc., 2011 Long-Term Incentive Plan and a vote FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

The board of directors has fixed the close of business on November 20, 2012 as the record date (the “Record Date”). Only holders of record of shares of our common stock are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting.  A complete list of registered shareholders entitled to vote at the Annual Meeting will be available for inspection at the office of the Company during regular business hours for the 10 calendar days prior to and during the Annual Meeting.

Please note that in order to gain admission to the site of our Annual Meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the annual meeting, we strongly encourage you to advise Steven Berger, chief financial officer, treasurer and secretary, by email at sberger@alliqua.com or phone at 646-218-1450 if you plan to attend the meeting prior to 5:00 p.m., eastern time, on December 18, 2012 so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the Annual Meeting, we encourage you to arrive at the meeting no later than 8:30 a.m., eastern time, in order to ensure that you are able to pass through security prior to the start of the meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting in person, we request that you complete, date, sign and mail the enclosed form of proxy in accordance with the instructions set out in the form of proxy and in the Proxy Statement to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of The Board of Directors,

/s/ Richard Rosenblum

Richard Rosenblum
Co-Executive Chairman

/s/ David Stefansky

David Stefansky
Co-Executive Chairman
November 21, 2012

TABLE OF CONTENTS

ABOUT THE ANNUAL MEETING	1

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS	7

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	10

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	12

PROPOSAL 1: ELECTION OF CLASS III DIRECTORS	13

EXECUTIVE OFFICERS	16

EXECUTIVE COMPENSATION	16

REPORT OF THE AUDIT COMMITTEE	24

PROPOSAL 2: APPROVAL OF AMENDMENT TO THE ALLIQUA, INC. 2011 LONG-TERM INCENTIVE PLAN	25

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31

OTHER BUSINESS	33

SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS	33

Alliqua, Inc.
850 Third Avenue
Suite 1801
New York, NY 10022
Telephone: 646-218-1450
__________________________________

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

To Be Held December 19, 2012
__________________________________

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “Alliqua” refer to Alliqua, Inc., a Florida corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “shareholders” are to the holders of our voting securities, which consist of our common stock, par value $0.001 per share.

The accompanying proxy is solicited by the board of directors on behalf of Alliqua, Inc., a Florida corporation, to be voted at the annual meeting of shareholders of the Company (the “Annual Meeting”) to be held on December 19, 2012, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. This Proxy Statement and accompanying form of proxy are expected to be first sent or given to shareholders on or about November 21, 2012.

The executive offices of the Company are located at, and the mailing address of the Company is, 850 Third Avenue, Suite 1801, New York, New York 10022.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 19, 2012:

Our official Notice of Annual Meeting of Shareholders, Proxy Statement and
2012 Annual Report to Shareholders are available at:
www.proxyvote.com

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.”  If you are a street name holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, shareholders will act upon the matters outlined in the Notice, including the following:

(1)
Election of three Class III directors to serve on our board of directors for a term of three years or until their successors are elected and qualified, for which the following are nominees: Kenneth Londoner, Jeffrey Sklar, and David Stefansky.

(2)	A proposal to amend the Alliqua, Inc. 2011 Long-Term Incentive Plan to increase the total number of shares of common stock authorized for issuance under such plan by 40,000,000 shares.

(3)	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

(4)	Such other business as may properly come before the Annual Meeting.

What is “householding” and how does it affect me?

With respect to eligible shareholders who share a single address, we may send only one Proxy Statement to that address unless we receive instructions to the contrary from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder of record residing at such address wishes to receive a separate Proxy Statement in the future, he or she may contact Alliqua, Inc., 850 Third Avenue, Suite 1801, New York, New York 10022, Attn: Investor Relations or call 646-218-1450 and ask for Investor Relations. Eligible shareholders of record receiving multiple copies of our Proxy Statement can request householding by contacting us in the same manner. Shareholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Proxy Statement to a shareholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address or phone number set forth above.

SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. In the future, Alliqua may choose to distribute proxy information in this manner.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a shareholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in street name. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

What is the record date and what does it mean?

The record date to determine the shareholders entitled to notice of and to vote at the Annual Meeting is the close of business on November 20, 2012 (the “Record Date”). The Record Date is established by the board of directors as required by Florida law. On the Record Date, 259,102,434 shares of common stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Holders of common stock at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the shareholders?

Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the Annual Meeting.

The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote at the Annual Meeting, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name with Action Stock Transfer Corporation, our stock transfer agent, you are considered the shareholder of record with respect to those shares. The Proxy Statement and proxy card have been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares.  You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Proxy Statement and proxy card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting.

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.  In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to the election of directors to our board of directors (Proposal 1).  Your broker also does not have discretionary authority to vote your shares with respect to the approval of the amendment to the Alliqua, Inc. 2011 Long-Term Incentive Plan (Proposal 2).

How do I vote my shares?

If you are a record holder, you may vote your voting securities at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. The ballot will be provided at the Annual Meeting. To vote by proxy, you must mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope.

The proxy card is fairly simple to complete, with specific instructions on the card. By completing and submitting it, you will direct the designated persons (known as a “proxy”) to vote your stock at the Annual Meeting in accordance with your instructions. The board of directors has appointed James Sapirstein, chief executive officer, and Richard Rosenblum, co-executive chairman, to serve as the proxies for the Annual Meeting.

Your proxy card will be valid only if you sign, date and return it before the Annual Meeting. If you complete all of the proxy card except one or more of the voting instructions, then the designated proxies will vote your shares “FOR” each proposal as to which you provide no voting instructions. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you complete the voting instruction card except one or more of the voting instructions, then your broker may be unable to vote your shares with respect to the proposal as to which you provide no voting instructions.  See “What is a broker non-vote?”  Alternatively, if you want to vote your shares in person at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a shareholder is not the same as a nominee issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares in person at the Annual Meeting.

Even if you currently plan to attend the Annual Meeting, we recommend that you also return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

Who counts the votes?

All votes will be tabulated by Steven Berger, chief financial officer, treasurer and secretary, the inspector of election appointed for the Annual Meeting.  Each proposal will be tabulated separately.

What are my choices when voting?

In the election of directors (Proposal 1), shareholders may vote for the director nominee or may withhold their vote as to the director nominee.  With respect to the approval of the amendment to the Alliqua, Inc. 2011 Long-Term Incentive Plan (Proposal 2) and the ratification of the independent registered public accounting firm (Proposal 3), shareholders may vote for the proposal, against the proposal, or abstain from voting on the proposal.

What are the board of directors’ recommendations on how I should vote my shares?

The board of directors recommends that you vote your shares as follows:

Proposal 1 —	FOR the election of the nominees for director.

Proposal 2 —	FOR the approval of the proposal to amend the Alliqua, Inc. 2011 Long-Term Incentive Plan to increase the total number of shares of common stock authorized for issuance under such plan by 40,000,000 shares.

Proposal 3 —	FOR the ratification of the independent registered public accounting firm.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1 —	FOR the election of the nominees for director.

Proposal 2 —
FOR the approval of the proposal to amend the Alliqua, Inc. 2011 Long-Term Incentive Plan to increase the total number of shares of common stock authorized for issuance under such plan by 40,000,000 shares.

Proposal 3 —	FOR the ratification of the independent registered public accounting firm.

If you are a street name holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares.  See “What is a broker non-vote?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●
Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Annual Meeting to revoke your proxy.

●	Completing and submitting a new valid proxy bearing a later date.

●
Giving written notice of revocation to the Company addressed to Steven Berger, chief financial officer, treasurer and secretary, at the Company’s address above, which notice must be received before noon, eastern time, on December 18, 2012.

If you are a street name holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What percentage of the vote is required to approve each proposal?

Assuming the presence of a quorum, the three director nominees who receive the most votes cast in the election of directors will be elected.

Approval of the amendment to the Alliqua, Inc. 2011 Long-Term Incentive Plan (Proposal 2) and the ratification of the independent registered public accounting firm (Proposal 3) will require the affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that voted for or against such proposal.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Abstentions will have no effect upon the approval of the proposals presented in this Proxy Statement.

Broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting.  Broker non-votes will have no effect on the election of directors (Proposal 1) or the approval of the amendment to the Alliqua, Inc. 2011 Long-Term Incentive Plan (Proposal 2).  Broker non-votes are not applicable to the ratification of the independent registered public accounting firm (Proposal 3).

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our shareholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our board of directors is asking for your proxy and we will pay all of the costs of asking for shareholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, fax, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company expects to publish the voting results in a current report on Form 8-K, which it expects to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact Steven Berger at 646-218-1450 or sberger@alliqua.com.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Director Independence

Because none of our securities is currently listed on a national securities exchange, we are not required to have a majority of independent directors. However, after considering all of the relevant facts and circumstances, our board of directors has determined that Messrs. Londoner, Leone and Sklar and Drs. Pearsen and Zeldis are independent from our management and qualify as “independent directors” under the standards of independence set forth in Rule 303A.02 of the NYSE Amex Rules.  In making its independence determinations, the board of directors sought to identify and analyze all of the facts and circumstances relating to any relationship between a director, his immediate family or affiliates and our company and our affiliates and did not rely on categorical standards other than those contained in the NYSE Amex rule referenced above.

Committees of the Board of Directors

We currently have three standing committees of the board of directors: (i) the audit committee, (ii) the compensation committee and (iii) the nominating and corporate governance committee, all of which were formed in 2011.

Audit Committee

The audit committee of the board of directors is currently comprised of Messrs. Leone and Sklar, each of whom is an independent director and an audit committee financial expert, as defined in Item 407(d)(5)(ii) of Regulation S-K. Mr. Leone serves as chairman of the audit committee. The audit committee’s duties are to recommend to our board of directors the engagement of independent auditors to audit our financial statements and to review our accounting and auditing principles. The audit committee reviews the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent public accountants, including their recommendations to improve the system of accounting and internal controls. The audit committee will at all times be composed exclusively of directors who are, in the opinion of our board of directors, free from any relationship that would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.  The audit committee held a total of 4 meetings during the fiscal year ended December 31, 2011.

The audit committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from Alliqua’s website at www.alliqua.com or by contacting us at the address appearing on the first page of this proxy statement to the attention of Secretary or by telephone at (646) 218-1450.

Compensation Committee

The compensation committee of the board of directors is currently comprised of Messrs. Londoner and Sklar and Dr. Pearsen. The compensation committee reviews and approves our salary and benefits policies, including compensation of executive officers. The compensation committee also administers our stock option plans and recommends and approves grants of stock options under such plans. The compensation committee has not retained the services of any compensation consultants.  The compensation committee did not hold any meetings during the fiscal year ended December 31, 2011.

The compensation committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from Alliqua’s website at www.alliqua.com or by contacting us at the address appearing on the first page of this proxy statement to the attention of Secretary or by telephone at (646) 218-1450.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee of the board of directors is currently comprised of Messrs. Leone and Londoner and Dr. Zeldis. The nominating and corporate governance committee considers and makes recommendations on matters related to the practices, policies and procedures of the board and takes a leadership role in shaping our corporate governance. As part of its duties, the committee assesses the size, structure and composition of the board and board committees, coordinates evaluation of board performance and reviews board compensation. The committee also acts as a screening and nominating committee for candidates considered for election to the board. In this capacity it concerns itself with the composition of the board with respect to depth of experience, balance of professional interests, required expertise and other factors. The committee evaluates prospective nominees identified on its own initiative or referred to it by other board members, management, shareholders or external sources and all self-nominated candidates. The committee uses the same criteria for evaluating candidates nominated by shareholders and self-nominated candidates as it does for those proposed by other board members, management and search companies. Shareholders should follow the instructions under “Communications With The Board Of Directors” to submit any such recommendations.  The nominating and corporate governance committee did not hold any meetings during the fiscal year ended December 31, 2011.

The nominating and corporate governance committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from Alliqua’s website at www.alliqua.com or by contacting us at the address appearing on the first page of this proxy statement to the attention of Secretary or by telephone at (646) 218-1450.

Meetings and Attendance

During the year ended December 31, 2011, the board of directors held 7 meetings, and each director attended at least 75 percent of the aggregate number of all (i) board meetings held during the period for which he was a director and (ii) committee meetings held during the period for which he was a committee member. We do not have a policy requiring director attendance at shareholder meetings, but members of our board of directors are encouraged to attend. All then-current members of the board of directors attended Alliqua’s most recent annual meeting.

Board Leadership Structure

The board of directors is committed to promoting effective, independent governance of the Company.  Our board believes it is in the best interests of the stockholders and the Company for the board to have the flexibility to select the best director to serve as chairman at any given time, regardless of whether that director is an independent director or the chief executive officer. Consequently, we do not have a policy governing whether the roles of chairman of the board and chief executive officer should be separate or combined, or whether the chairman should be an independent director.  This decision is made by our board of directors, based on the best interests of the Company considering the circumstances at the time.

Richard Rosenblum and David Stefansky currently serve as co-chairmen of our board of directors, and James Sapirstein serves as our chief executive officer.  Although the roles of chairman of the board and chief executive officer are separate, Messrs. Rosenblum and Stefansky are not independent directors. They serve as officers of the Company, and they are significant shareholders.  However, the board of directors believes that as significant shareholders, the interests of Messrs. Rosenblum and Stefansky are sufficiently aligned with the shareholders they represent. Messrs. Rosenblum and Stefansky have significant experience serving on corporate boards and extensive financial, investment and strategic experience, all of which make them effective leaders and facilitators of board of director meetings and processes.

We do not currently have a lead independent director. However, a majority of our board members are independent, and all of our independent directors are active participants in board meetings and discussions. We believe that the culture of our board, under the leadership of Messrs. Rosenblum and Stefansky, is one in which all directors are encouraged to be outspoken and dissent is welcomed.

Role in Risk Oversight

The board of directors takes an active role in overseeing management of the Company’s risks through its review of risks associated with our operations and strategic initiatives and through each of the board committees. Our audit, compensation, and nominating and corporate governance committees are comprised solely of independent directors and have responsibility for the review of certain risks as defined in their governing documents. The audit committee reviews and discusses with management our major financial risks, including any risk assessment or risk management policies. The audit committee provides input regarding such risk on a quarterly basis in connection with our quarterly Form 10-Q and annual Form 10-K filings. The board of directors also reviews information concerning other risks through updates from its other committees at board meetings and via semi-regular telephone calls.

Communications with The Board Of Directors

Alliqua has no formal procedures to follow for shareholders to communicate with the board of directors. Should you wish to submit a written communication to the board of directors or an individual director, you may mail or deliver such communication to: Alliqua, Inc., Board of Directors, 850 Third Avenue, Suite 1801, New York, New York 10022, Attention: David Stefansky, Co-Executive Chairman. All appropriate communications received from shareholders will be forwarded to the board of directors or any committee thereof, if any, as appropriate.

Certain Related Transactions and Relationships

Legal Fees: Legal fees of $181,805 for the year ended December 31, 2010 were paid to Joseph Sierchio, an attorney who also served as a member of our board of directors until November 8, 2012.  No legal fees were paid to Mr. Sierchio for 2011 or 2012, to date.

AquaMed: On May 11, 2010, HT Acquisition Corp., a newly formed, wholly-owned Delaware subsidiary of Alliqua (then called HepaLife Technologies, Inc.), merged with and into AquaMed Technologies, Inc. (“AquaMed”), a privately held Delaware corporation, with AquaMed continuing as the surviving corporation and becoming a wholly-owned subsidiary of Alliqua (the “Merger”).  Pursuant to the Merger, each issued and outstanding share of AquaMed common stock, par value $0.001 per share, was cancelled and converted into the right to receive 25 shares of Alliqua common stock (the “Common Merger Consideration”); each issued and outstanding share of AquaMed Series A Preferred Stock, par value $0.001 per share (the “AquaMed Series A Preferred Stock”), was cancelled and converted into the right to receive 100 shares of Alliqua common stock (the “Series A Merger Consideration”); and each issued and outstanding share of AquaMed Series B Preferred Stock, par value $0.001 per share (the “AquaMed Series B Preferred Stock”), was cancelled and converted into the right to receive 399.99994 shares of Alliqua common stock (the “Series B Merger Consideration,” and together with the Common Merger Consideration and the Series A Merger Consideration, collectively, the “Merger Consideration”).  In the aggregate, the Merger Consideration consisted of 84,800,000 shares of Alliqua common stock.

On May 10, 2010, AquaMed issued 19,531 shares of its Series B Preferred Stock to Harborview Value Master Fund, L.P. in exchange for $249,995.80.  In addition, at the time of the Merger, Harborview Master Fund, L.P. was a holder of AquaMed Series A Preferred Stock and additional AquaMed Series B Preferred Stock.  The shares of AquaMed Series A Preferred Stock and AquaMed Series B Preferred Stock owned by Harborview Master Fund, L.P. were converted into a total of 27,981,999 shares of Alliqua’s common stock and the shares of AquaMed Series B Preferred Stock owned by Harborview Value Master Fund were converted into a total of 7,812,499 shares of Alliqua’s common stock.

Each of Richard Rosenblum and David Stefansky, our co- executive chairmen, hold a 50% interest and are the managing members of Harborview Advisors, LLC, the investment manager of Harborview Master Fund, L.P. and Harborview Value Master Fund, L.P.  Messrs. Rosenblum and Stefansky each disclaim beneficial ownership of the shares of Alliqua common stock held by Harborview Master Fund, L.P. and Harborview Value Master Fund, L.P., except to the extent of any pecuniary interest in the securities.

Private Placements.  On February 16, 2012, we entered into a securities purchase agreement with certain accredited investors pursuant to which we issued, in the aggregate, (i) 21,000,000 shares of common stock and (ii) five year warrants to purchase, in the aggregate, up to 10,500,000 shares of common stock at an exercise price of $0.069 per share, in exchange for aggregate consideration of $1,050,000.  The investors in this private placement transaction included Harborview Value Master Fund, L.P., which purchased 1,000,000 units at a price per unit of $0.05, for an aggregate purchase price of $50,000, Jeffrey Sklar, a current member of our board of directors who purchased 1,000,000 units at a price per unit of $0.05, for an aggregate purchase price of $50,000, and Michael M. Goldberg, M.D., a member of our board of directors at that time, who purchased 2,000,000 units at a price per unit of $0.05, for an aggregate purchase price of $100,000.  Each unit consisted of 1 share of common stock and a warrant to purchase 0.5 of a share of common stock.

On August 14, 2012, we entered into a securities purchase agreement with certain accredited investors pursuant to which we issued, in the aggregate, (i) 5,300,000 shares of common stock and (ii) five year warrants to purchase, in the aggregate, up to 2,650,000 shares of common stock at an exercise price of $0.05 per share, in exchange for aggregate consideration of $265,000.  The investors in this private placement transaction included Mr. Stefansky, who purchased 2,000,000 units at a price per unit of $0.05, for an aggregate purchase price of $100,000, Mr. Rosenblum, who purchased 1,500,000 units at a price per unit of $0.05, for an aggregate purchase price of $75,000, and Joseph Leone, who purchased 300,000 units at a price per unit of $0.05, for an aggregate purchase price of $15,000.

On November 8, 2012, we entered into a securities purchase agreement with certain accredited investors pursuant to which we issued, in the aggregate, (i) 16,300,000 shares of common stock and (ii) five year warrants to purchase, in the aggregate, up to 16,300,000 shares of common stock at an exercise price of $0.05 per share, in exchange for aggregate consideration of $815,000.  The investors in this private placement transaction included Harborview Value Master Fund, LP, which purchased 1,000,000 units at a price per unit of $0.05, through the conversion of a promissory note in the amount of $50,000; David Stefansky, who purchased 2,500,000 units at a price per unit of $0.05, for an aggregate purchase price of $125,000; and Kenneth Londoner, who purchased 400,000 units at a price per unit of $0.05, for an aggregate purchase price of $20,000.

Involvement in Certain Legal Proceedings

Alliqua is not aware of any legal proceedings in which any director, officer, affiliate, or any owner of record or beneficial owner of more than five percent of any class of voting securities of Alliqua, or any associate of any such director, officer, affiliate or security holder, is a party adverse to Alliqua or any of its subsidiaries or has a material interest adverse to Alliqua or any of its subsidiaries.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth as of November 20, 2012 (unless otherwise specified) the number and percentage of shares of our common stock beneficially owned by (i) each person known by us to beneficially own more than 5% of the outstanding shares of our common stock and (ii) each of our directors, each of our named executive officers and all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Beneficial ownership information is based on the most recent Forms 3, 4 and 5 and Schedules 13D and 13G filings with the SEC and reports made directly to us. In computing the number of shares of common stock beneficially owned by a person and the beneficial ownership percentage of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of November 20, 2012 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Percentage of beneficial ownership of our common stock is based upon 259,102,434 shares of common stock outstanding as of November 20, 2012. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name.  Unless otherwise indicated in a footnote, the address for each individual listed below is c/o Alliqua, Inc., 850 Third Avenue, Suite 1801, New York, New York 10022.

Person or Group	Number of Shares of Common Stock		Percent
5% Owners
Harborview Advisors, LLC	15,727,394	(1)	6.0%

Frost Gamma Investments Trust	25,761,618	(2)	9.9%
4400 Biscayne Blvd.
Miami, Florida 33137

Officers and Directors
David Stefansky	33,517,824	(3)	12.4%

Richard Rosenblum	27,482,632	(4)	10.3%

Joseph M. Leone	900,000	(5)	*

Kenneth Londoner	3,590,000	(6)	1.4%

Kenneth D. Pearsen	325,000	(7)	*

James Sapirstein	0		-

Jeffrey Sklar	1,880,000	(8)	*

Jerome Zeldis	3,480,000	(9)	1.3%

Steven Berger	1,250,667	(10)	*

Directors and executive officers as a group (9 persons)	56,388,729		19.7%

*           Represents less than 1%

(1)
Comprised of (i) 14,227,394 shares of our common stock owned directly by Harborview Value Master Fund, L.P., and (ii) 1,500,000 shares of our common stock issuable to Harborview Value Master Fund, L.P. upon exercise of warrants that are currently exercisable.  Harborview Advisors, LLC is the general partner of Harborview Master Fund, L.P. and Harborview Value Master Fund, L.P. and has sole voting and dispositive power over the securities. Richard Rosenblum and David Stefansky are the managing members of Harborview Advisors, LLC and disclaim beneficial ownership of the reported securities, except to the extent of any pecuniary interest in the securities.

(2)	This information is based on a Schedule 13G/A filed on April 3, 2012.
(3)
Comprised of (i) 14,227,394 shares of our common stock owned directly by Harborview Value Master Fund, L.P., (ii) 310,000 shares of our common stock owned directly by Harborview Capital Management, LLC, (iii) 7,313,763 shares of our common stock owned directly by Mr. Stefansky, (iv) 6,666,667 shares of our common stock issuable to Mr. Stefansky upon the exercise of the vested portion of certain stock options, (v) 3,500,000 shares of common stock issuable upon exercise of a warrant held by Mr. Stefansky, and (vi) 1,500,000 shares of our common stock issuable to Harborview Value Master Fund, L.P. upon exercise of warrants that are currently exercisable.  Harborview Advisors, LLC is the general partner of Harborview Value Master Fund, L.P. and has sole voting and dispositive power over the securities. Richard Rosenblum and David Stefansky are the managing members of Harborview Advisors, LLC and Harborview Capital Management, LLC and disclaim beneficial ownership of the reported securities, except to the extent of any pecuniary interest in the securities.

(4)
Comprised of (i) 14,227,394 shares of our common stock owned directly by Harborview Value Master Fund, L.P., (ii) 310,000 shares of our common stock owned directly by Harborview Capital Management, LLC, (iii) 4,028,571 shares of our common stock owned directly by Mr. Rosenblum, (iv) 6,666,667 shares of our common stock issuable to Mr. Rosenblum upon the exercise of the vested portion of certain stock options, (v) 750,000 shares of common stock issuable upon exercise of a warrant held by Mr. Rosenblum, and (vi) 1,500,000 shares of our common stock issuable to Harborview Value Master Fund, L.P. upon exercise of warrants that are currently exercisable.  Harborview Advisors, LLC is the general partner of Harborview Value Master Fund, L.P. and has sole voting and dispositive power over the securities. Richard Rosenblum and David Stefansky are the managing members of Harborview Advisors, LLC and Harborview Capital Management, LLC and disclaim beneficial ownership of the reported securities, except to the extent of any pecuniary interest in the securities.

(5)
Comprised of (i) 300,000 shares of our common stock owned directly by Mr. Leone, (ii) 450,000 shares of our common stock issuable to Mr. Leone upon the exercise of certain vested stock options, and (iii) 150,000 shares of common stock issuable upon exercise of a warrant held by Mr. Leone.

(6)
Comprised of (i) 1,640,000 shares of our common stock owned directly by Mr. Londoner, (ii) 1,250,000 shares of our common stock issuable to Mr. Londoner upon the exercise of the vested portion of certain stock options, and (iii) 700,000 shares of common stock issuable upon exercise of a warrant held by Mr. Londoner.

(7)	Comprised of shares issuable upon exercise of vested options.

(8)
Comprised of (i) 1,000,000 shares of our common stock owned directly by Mr. Sklar, (ii) 30,000 shares of our common stock held in a custodial account for a child, of which Mr. Sklar disclaims beneficial ownership, (iii) 350,000 shares of our common stock issuable to Mr. Sklar upon exercise of vested stock options, and (iv) 500,000 shares of our common stock issuable to Mr. Sklar upon exercise of a warrant.

(9)	Comprised of shares issuable upon the exercise of the vested portion of certain stock options.

(10)	Comprised of (i) 250,667 shares of our common stock owned directly by Mr. Berger, and (ii) 1,000,000 shares of our common stock issuable to Mr. Berger upon exercise of vested stock options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than ten percent of our common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Directors, officers and persons who own more than ten percent of our common stock are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us, during the year ended December 31, 2011, each of our directors, officers and greater than ten percent stockholders complied with all Section 16(a) filing requirements applicable to our directors, officers and greater than ten percent stockholders, except that 1420525 Alberta Ltd. reported one transaction on a late Form 4, Harborview Advisors, LLC, including its joint filers Harborview Master Fund, L.P., Harborview Value Master Fund, L.P., Harborview Capital Management, LLC, Richard Rosenblum and David Stefansky, reported one transaction and two transactions executed on the same day, respectively, on late Forms 4 and Steven Berger reported one transaction on a late Form 4.

PROPOSAL 1: ELECTION OF CLASS III DIRECTORS

The board of directors currently consists of eight members and is classified into three classes. The term of one class of directors expires each year. The term of our three Class III directors, Kenneth Londoner, Jeffrey Sklar and David Stefansky, will expire at the Annual Meeting.  Each of Messrs. Londoner, Sklar and Stefansky has been nominated for election as a director by the board of directors to serve for a term of office to expire at the Annual Meeting of Shareholders in 2015, to hold office until his successor has been duly elected and qualified. Shareholders will be unable to vote for more than three persons. Assuming the presence of a quorum, the three director nominees who receive the most votes cast in the election of directors will be elected.  Should any of the director nominees become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the board of directors may nominate or designate. Each of the director nominees has expressed his intention to serve the entire term for which election is sought.

Directors and Nominees

The following table and text set forth the name, age and positions of the director nominees and each director:

Name	Age	Director Class	Position	Term Expiration

Kenneth Londoner	45	Class III	Director	2012 Annual Meeting
Jeffrey Sklar	50	Class III	Director	2012 Annual Meeting
David Stefansky	40	Class III	Co-Executive Chairman	2012 Annual Meeting
Joseph Leone	59	Class I	Director	2013 Annual Meeting
James Sapirstein	51	Class I	Chief Executive Officer and Director	2013 Annual Meeting
Kenneth Pearson, M.D.	52	Class II	Director	2014 Annual Meeting
Richard Rosenblum	53	Class II	Co-Executive Chairman	2014 Annual Meeting
Jerome Zeldis, M.D., Ph.D.	62	Class II	Director	2014 Annual Meeting

Biographies

Kenneth Londoner has served as a member of our board of directors since May 15, 2012.  Mr. Londoner has served as the managing partner of Endicott Management Partners, LLC, a firm dedicated to assisting emerging growth companies in their corporate development, since February 2010.  From 2007 to 2009 he served as executive vice president – finance and as a consultant to NewCardio, Inc. of Santa Clara, California, a medical device designer and developer. Mr. Londoner helped raise nearly $18 million for New Cardio’s business strategy and also assisted the company with an alternative public offering. Since January 2009, he has been the chairman and chief executive officer of BioSig Technologies, Los Angeles, California, a medical device designer and developer.  In addition to managing the portfolios of his companies, Mr. Londoner relies on his business experience to aid smaller firms in obtaining the financing and tools to become successful corporations.  Recently, Mr. Londoner assisted InspireMD, Inc., an Israeli-based developer of a new stent platform, in obtaining $11 million of financing and announcing an alternative public offering.  Mr. Londoner graduated from Lafayette College with a degree in economics and finance and received his MBA from New York University’s Leonard N. Stern School of Business in 1994.  We believe Mr. Londoner’s experience in financial and venture capital matters will be of value to the Company in connection with its financing efforts and implementation of its business strategy.

Jeffrey Sklar has served as a member of our board of directors since January 3, 2011.  Mr. Sklar has served as the managing partner of Sklar Heyman Hirshfield & Kantor, LLP, a regional accounting firm, where he oversees the industry specialization team for non-bank financial institutions and for forensic and investigative auditing services, since January 2010 and prior to that, from May  2006 to December 2009, he served as an audit partner.  Since 2003, Mr. Sklar has also served as the managing director of SHC Consulting Group, LLC. Mr. Sklar served Public Savings Bank as a director, as the chair of the compliance and risk committee, and as a member of the audit committee from September 2010 to September 2011. In addition to being a Certified Public Accountant, Mr. Sklar is a Certified Anti-Money Laundering Specialist, a Certified Fraud Specialist, Certified in Financial Forensics and is a chartered global management accountant by the American Institute of CPAs.  Mr. Sklar’s qualifications to serve on the board of directors include his extensive background in accounting and finance.

David Stefansky has been a member of our board of directors since May 11, 2010, was our chairman from May 11, 2010 through September 30, 2012 and has served as our co-executive chairman since October 1, 2012. He was appointed in accordance with the terms of the merger agreement between us and AquaMed Technologies, Inc. Mr. Stefansky has been a principal of Harborview Advisors, LLC, the investment manager for Harborview Master Fund, L.P. and Harborview Value Master Fund, L.P., since 2004. Mr. Stefansky previously was a managing director of investment banking for vFinance, Inc., a middle market investment banking and brokerage organization. From May 2008 to December 2010, Mr. Stefansky was a director of China Opportunity Inc.  From September 2006 to March 2009, Mr. Stefansky was a director of Boxwoods, Inc. From September 2006 to May 2007, Mr. Stefansky was a director of Mill Basin Technologies, Ltd. From November 2006 to January 2008, Mr. Stefansky was a director of Marine Park Holdings, Inc. From August 2009 to September 2009, Mr. Stefansky was a director of HG Partners, Inc. Mr. Stefansky has advised and participated in financings for emerging growth companies in excess of $250,000,000 and this experience enables Mr. Stefansky to leverage his skill set to grow shareholder value.

Joseph Leone has served as a member of our board of directors since January 3, 2011.  Mr. Leone spent more than 24 years with CIT Group, one of the nation’s largest small and mid-size business lenders, and held several senior-level positions at CIT, most recently vice chairman and chief financial officer from May 1995 through April 2010.   From 1975 through 1983, Mr. Leone was employed by KPMG – Peat Marwick as a senior manager for financial services clients including Citibank and MHT. He has been a Certified Public Accountant since 1977. Mr. Leone is a graduate of Baruch College (BBA in Accounting) and the Advanced Management Program at Harvard Business School. Currently, Mr. Leone is a member of the advisory board of The Receivables Exchange and treasurer of the Bernard M. Baruch College Fund board.  We believe that Mr. Leone’s extensive background in accounting and finance make him a valuable member of our board of directors.

James Sapirstein has served as a member of our board of directors and our chief executive officer since October 1, 2012.  He served as president of Pharmtechglobal, a pharmaceutical and biotechnology consulting firm, from February 2011 to September 2012. From October 2006 to January 2011, Mr. Sapirstein served as president and chief executive officer of Tobira Therapeutics, Inc. Prior to that, he worked at Serono Inc. from 2002 to 2005, where he served as executive vice president of the Metabolic and Endocrinology division.  Previously, he had positions of increasing responsibility at Gilead Sciences, Bristol-Myers Squibb, Hoffmann-LaRoche Ltd. and Eli Lilly and Company. Mr. Sapirstein currently serves as a director for several private companies. He attained his pharmacy degree at Rutgers University, Ernest Mario School of Pharmacy and his Masters of Business Administration at Farleigh Dickinson University.  We believe that Mr. Sapirstein’s extensive experience in the pharmaceutical and biotechnology fields, as well as his executive leadership experience make him an asset that will serve as a bridge between our board of directors and our executive officers.

Kenneth Pearsen, M.D. has served as a member of our board of directors since January 3, 2011.  Dr. Pearsen is currently the chief executive officer of Western New York Radiology Associates. He is also the chief of radiology at Buffalo General Hospital, chief of service for radiology at Kaleida Health Care System and the chief executive officer of Imaging Radiology Associates. Dr. Pearsen has held all these titles since April of 2003, prior to which he was chief executive officer of Ide Radiology Associates in Rochester, NY.  Dr. Pearsen’s current occupation involves the practice of diagnostic radiology, daily supervision of radiology services for the Kaleida Health Care system, and chief executive officer responsibilities for Western New York Radiology Associates and of Imaging Radiology Associates, including all management, financial and contractual obligations.  Dr. Pearsen currently serves on numerous boards and executive committees that pertain to the operation of the Kaleida Health Care System and Western New York Radiology, including Kaleida Health Medical Executive Committee, Kaleida Chief of Service Committee, Kaleida Global Vascular Center Committee, Buffalo Niagara Medical Campus advisory board, and Western New York Radiology Executive Committee.  Dr. Pearsen previously served as president of the medical staff and associate member of the board of directors for Highland Hospital in Rochester, New York from 2000 to 2002.  Dr. Pearsen has over 23 years of experience with clinical research and hospital-based medical care. Dr. Pearsen graduated summa cum laude from the University of Pennsylvania and received his M.D. from Columbia College of Physicians & Surgeons in New York.  Dr. Pearsen did his radiology training and neuroradiology fellowship training at the Massachusetts General Hospital in Boston. We believe that Dr. Pearsen’s background in the healthcare industry, as well as his understanding of the complex system of clinical research make him a valuable resource on our board of directors.

Richard Rosenblum has served as a member of our board of directors since June 7, 2010, was our president from May 11, 2010 through September 30, 2012 and has served as our co-executive chairman since October 1, 2012. He was appointed in accordance with the terms of the merger agreement between us and AquaMed Technologies, Inc. Richard Rosenblum has been a principal of Harborview Advisors, LLC, the investment manager for Harborview Master Fund, L.P. and Harborview Value Master Fund, L.P., since 2004. Mr. Rosenblum was previously a managing director of investment banking for vFinance, Inc., a middle market investment banking and brokerage organization. Mr. Rosenblum currently serves as a director of Celsia Technologies, Inc. From September 2006 to April 2010, Mr. Rosenblum was a director of Boxwoods, Inc., which changed its name to Duke Mining Company, Inc. in March 2009. From September 2006 to May 2007, Mr. Rosenblum was a director of Mill Basin Technologies, Ltd. From November 2006 to January 2008, Mr. Rosenblum was a director of Marine Park Holdings, Inc. From August 2009 to September 2009, Mr. Rosenblum was a director of HG Partners, Inc. Mr. Rosenblum graduated from the State University of New York at Buffalo in 1981, summa cum laude, with a degree in finance and accounting. Mr. Rosenblum’s qualifications to serve on the board include his ability to cull from his varied capital markets experience strategic insights that provide guidance to us with respect to our corporate governance and board functions.

Jerome Zeldis, M.D., Ph.D. has served as a member of our board of directors since May 17, 2012.  Dr. Zeldis is the chief executive officer of Celgene Global Health and the chief medical officer of Celgene Corporation.  Dr. Zeldis has been with Celgene since 1997; prior to his current role, he served as senior vice president of clinical research and medical affairs. Prior to Celgene, Dr. Zeldis worked at Sandoz Research Institute and Janssen Research Institute in both clinical research and medical development. He is currently on the board of the Semorex Corporation, the New Jersey chapter of the Arthritis Foundation and the Castleman’s Disease Organization, and is also on the board of the Central NJ Boy Scouts Council, Bionor Pharma, Inc. and PTC Corporation. Dr. Zeldis attended Brown University for a B.A., M.S., followed by Yale University for a M.Phil., M.D., and Ph.D. in molecular biophysics and biochemistry (immunochemistry). He trained in internal medicine at the UCLA Center for the Health Sciences and Gastroenterology at the Massachusetts General Hospital and Harvard Medical School. He was assistant professor of medicine at the Harvard Medical School, associate professor of medicine at University of California, Davis, clinical associate professor of medicine at Cornell Medical School and professor of clinical medicine at the Robert Wood Johnson Medical School in New Brunswick, New Jersey. Dr. Zeldis has published 121 peer reviewed articles and 24 reviews, book chapters, and editorials.  We believe that Dr. Zeldis’s background in the healthcare industry, as well as his understanding of the complex system of clinical research make him a valuable resource on our board of directors.

The board of directors regards all of the individuals above as competent professionals with many years of experience in the business community.  The board of directors believes that the overall experience and knowledge of the members of the board of directors will contribute to the overall success of our business.

Michael M. Goldberg, M.D. and Nachum Stein served as directors on our board of directors from January 3, 2011 until May 14, 2012.  Joseph Sierchio served as a director on our board of directors from September 12, 2008 to November 8, 2012.

Family Relationships

There are no family relationships between or among the directors, executive officers or persons nominated or charged by our company to become directors or executive officers. Executive officers are appointed by, and serve at the discretion of, the board of directors.

Vote Required

Assuming the presence of a quorum, the three director nominees who receive the most votes cast in the election of directors will be elected.

The board of directors recommends that you vote FOR the director nominees.

EXECUTIVE OFFICERS

In addition to James Sapirstein, Richard Rosenblum and David Stefansky, whose information is set forth above under the caption “Proposal 1: Election of Directors – Directors and Nominees,” below is certain information with respect to Steven Berger, our chief financial officer, treasurer and secretary.

Steven Berger has been our chief financial officer, treasurer and secretary since May 11, 2010. Mr. Berger has been the chief financial officer and chief operating officer of Harborview Advisors, LLC, the investment manager for Harborview Master Fund, L.P. and Harborview Value Master Fund, L.P., since 2007. His past executive finance positions include serving as chief financial officer of Global/CHC Worldwide LLC, a chemical coatings company. Other executive experience includes his tenure as president of Morgan Harris & Co. where he was involved in equity trading. From 2000 to 2003, Mr. Berger was chief financial officer of Virtual BackOffice Inc., a company engaged in the provision of virtual secretarial services. From 1983 to 1999, Mr. Berger was the treasurer, controller and chief compliance officer with LaBranche & Co., the parent corporation of LaBranche & Co. LLC, which specialized in equity securities listed on the New York Stock Exchange and the American Stock Exchange. Mr. Berger holds a Bachelor of Science degree in business administration with a concentration in finance from Boston University.  Mr. Berger’s qualifications include his experience gained while serving as chief financial officer for a number of other companies and his unique understanding of small publicly-traded companies.

EXECUTIVE COMPENSATION

The responsibility for establishing, administering and interpreting our policies governing the compensation and benefits for our executive officers lies with our compensation committee and our board of directors. Our board of directors has not retained the services of any compensation consultants.

The goals of our executive compensation program are to attract, motivate and retain individuals with the skills and qualities necessary to support and develop our business within the framework of our size and available resources. In 2012, we designed our executive compensation program to achieve the following objectives:

●	attract and retain executives experienced in developing and delivering products such as our own;
●	motivate and reward executives whose experience and skills are critical to our success;
●	reward performance; and
●	align the interests of our executive officers and shareholders by motivating executive officers to increase shareholder value.

Summary Compensation Table

The table below sets forth, for our last two fiscal years, the compensation earned by Richard Rosenblum, our president from May 11, 2010 through September 30, 2012 and co-executive chairman since October 1, 2012, David Stefansky, our chairman from May 11, 2010 through September 30, 2012 and co-executive chairman since October 1, 2012, and Steven C. Berger, our chief financial officer, treasurer and secretary.

Name and Principal Position	Year	Salary	Bonus	Options Awards (1)	All Other Compensation		Total

Richard Rosenblum (2)	2011	$-	$-	$327,032	$154,000	(3)	$481,032
President, Director	2010	$-	$-	$181,819	$366,000	(4)	$547,819

David Stefansky (5)	2011	$-	$-	$327,032	$154,000	(3)	$481,032
Director	2010	$-	$-	$181,819	$366,000	(4)	$547,819

Steven C. Berger (6)	2011	$120,497	$-	$24,523	$-		$145,020
Chief Financial Officer, Treasurer and Secretary	2010	$70,000	$21,000	$65,175	$-		$135,176

(1)
This column represents the aggregate grant date fair value of stock options granted in 2010 in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718—Compensation—Stock Compensation (“ASC 718”), with the exception that the amount shown assumes no forfeitures. Assumptions used in the calculation of these amounts are included in “Note 2. Summary of Significant Accounting Policies—Stock-Based Compensation” and “Note 10. Stock Options” to our audited financial statements for the fiscal year ended December 31, 2011 included in our Annual Report on Form 10-K filed with the SEC on March 29, 2012.

(2)	Mr. Rosenblum was appointed as our president on May 11, 2010 and as our director on June 7, 2010.

(3)	Represents amounts paid to Harborview Capital Management, LLC for shared office services.

(4)	Represents director fees and amounts paid to Harborview Capital Management, LLC for shared office services and for services rendered in connection with our merger with AquaMed Technologies, Inc.

(5)	Mr. Stefansky was appointed to his positions on May 11, 2010.

(6)	Mr. Berger was appointed to his positions on May 11, 2010.

From May 2010 through October 2010, each of Richard Rosenblum and David Stefansky were paid $42,000 for their service as our directors. Messrs. Rosenblum and Stefansky did not receive any additional director fees for the balance of 2010, nor did they receive any compensation for their service as executive officers. From November 2010 through December 2011, we paid Harborview Capital Management LLC, with respect to which Messrs. Rosenblum and Stefansky are managing members, $14,000 per month in exchange for the provision by Harborview Capital Management, LLC to us of office space, secretarial services and conference facilities at our principal executive offices located at 850 Third Avenue, Suite 1801, New York, New York 10022. Effective as of December 1, 2011, we amended our lease relationship with Harborview Capital Management, LLC. Pursuant to the amendment, we issued Harborview Capital Management, LLC 2,000,000 shares of our common stock as consideration for an extension of the lease agreement until December 31, 2012 and the elimination of the requirement to make any further cash payments.  In 2012, each of Messrs. Rosenblum and Stefansky entered into employment agreements with the Company, which are described below under “Employment Agreements”.

Steven Berger is paid $11,432 per month for his services as our chief financial officer, treasurer and secretary.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding equity awards that have been previously awarded to each of the named executive officers and which remained outstanding as of December 31, 2011.

Name	Number of Securities Underlying Options (Exercisable)		Equity Incentive Awards: Number of Securities Underlying Unexercised Unearned Options		Exercise Price ($/sh)	Expiration Date

David Stefansky	1,000,000	(1)	3,000,000	(2)	0.145	12/9/20
David Stefansky	1,000,000	(3)	0		0.145	12/9/20
David Stefansky	1,666,667	(4)	0		0.210	3/1/21
Richard Rosenblum	1,000,000	(1)	3,000,000	(2)	0.145	12/9/20
Richard Rosenblum	1,000,000	(3)	0		0.145	12/9/20
Richard Rosenblum	1,666,667	(4)	0		0.210	3/1/21
Steven Berger	500,000	(5)	0		0.145	12/9/20
Steven Berger	250,000	(3)	0		0.145	12/9/20
Steven Berger	250,000	(6)	0		0.145	12/9/20

(1)
These options vested and became exercisable on December 9, 2010. These options were awarded for Mr. Stefansky’s and Mr. Rosenblum’s, as applicable, contributions to our success and as an incentive to continue to make such contributions in the future.

(2)	These options will vest and become exercisable upon the listing of our common stock on a national securities exchange.

(3)
These options vested and became exercisable on January 3, 2011 when our board of directors fully complied with the Corporate Governance Requirements set forth in Sections 801-809 of the NYSE Amex Rules.

(4)
These options vested and became exercisable on March 1, 2011. These options were awarded for Mr. Stefansky’s and Mr. Rosenblum’s, as applicable, contributions to our success and as an incentive to continue to make such contributions in the future.

(5)
These options vested and became exercisable on December 9, 2010. These options were awarded for Mr. Berger’s contributions to our success and as an incentive to continue to make such contributions in the future.

(6)
These options vested and became exercisable on March 31, 2011 when our Annual Report on Form 10-K was filed with the Securities and Exchange Commission for the fiscal year ending December 31, 2010 without any material weakness in Company’s internal control over financial reporting under the Sarbanes-Oxley Act of 2002.

Employment Agreements

Employment Agreement with James Sapirstein

On September 27, 2012, our board of directors appointed James Sapirstein as our chief executive officer and a Class I member of our board of directors.  In connection with his appointment, we entered into an Executive Employment Agreement (the “Employment Agreement”) with Mr. Sapirstein. The Employment Agreement has an initial term of three years and will be automatically renewed for an additional one-year term unless terminated by either party upon written notice provided not less than four months before the end of the initial term. Under the Employment Agreement, Mr. Sapirstein is entitled to an annual salary of $350,000, which may be increased, but not decreased, in our board of directors’ discretion. Mr. Sapirstein is also eligible to receive a bonus of up to 60% of his base salary, provided that he is employed with the Company on December 31 of the year to which the bonus relates. The amount of bonus, if any, will be determined based upon the achievement of certain performance criteria. The performance criteria for 2012 are (i) SilverSeal gross revenues of $5.0 million or greater (15% bonus), (ii) operating margin greater than 20% (10% bonus) and (iii) successful funding of the Company in excess of $5 million (15% bonus). The bonus will be multiplied by 120% or 150% if Mr. Sapirstein achieves two or all three of these targets, respectively. The performance criteria for all future years will be set by our board of directors. Mr. Sapirstein is also entitled to a monthly automobile allowance of $750, reimbursement of up to $200 per month for the cost of a term life insurance policy having a face amount of $1 million, and to participate in the benefit plans provided by the Company for all employees generally, and for the Company’s executive employees.

By October 28, 2012, the Company is required to submit to our board of directors, and request our board of directors’ approval of, the issuance to Mr. Sapirstein of the following equity awards pursuant to the Alliqua, Inc. 2011 Long-Term Incentive Plan or, if there are not sufficient shares available under the 2011 Long-Term Incentive Plan, pursuant to a stand-alone award agreement:

(i)
a stock option to purchase a number of shares of the Company’s common stock equal to three percent of the Company’s total outstanding common stock (determined on a fully-diluted basis as of September 28, 2012), with the following terms: (A) an exercise price equal to the greater of $0.10 per share or the fair market value of a share of common stock on the date of grant; (B) one-third vesting on each of the first, second, and third anniversary of the date of grant; (C) immediate vesting of any unvested optioned shares upon the effective date of a “Change in Control” (as defined in the 2011 Long-Term Incentive Plan); and (D) a term of 10 years; and

(ii)
an award of restricted stock units relating to a number of shares of common stock equal to one percent of the Company’s outstanding common stock as of September 28, 2012 (determined on a fully-diluted basis), with the following terms: (A) vesting as follows, if and to the extent that the following goals are achieved on or before the third anniversary of the date of grant: (1) 50% of the restricted stock units upon the achievement of a market cap in excess of $50 million; (2) an additional 25% upon the achievement of a market cap in excess of $100 million; and (3) the remainder upon the achievement of a market cap in excess of $200 million; (B) except in connection with a termination of Mr. Sapirstein without cause or by Mr. Sapirstein for good reason, immediate forfeiture of any unvested restricted stock units on the earlier of (1) Mr. Sapirstein’s termination of employment or (2) on the third anniversary of the date of grant; and (C) immediate vesting of any unvested restricted stock units upon the effective date of a “Change in Control” (as defined in the 2011 Long-Term Incentive Plan).

Mr. Sapirstein is also eligible to receive additional equity compensation in the form of stock options in 2013 and 2014, in such amount and on such terms as is determined by our board of directors.

The employment agreement also contains certain confidentiality, non-solicitation and non-disparagement requirements for Mr. Sapirstein.

The Company has the right to terminate the Employment Agreement at any time for cause. “Cause” is defined as Mr. Sapirstein’s commission of any of the following: an act of theft, embezzlement, fraud, or willful or material misrepresentation; an act of intentional dishonesty or willful misrepresentation of a material nature; any willful misconduct with regard to the Company; a material breach of any fiduciary duties owed to the Company; conviction of, or pleading nolo contendere or guilty to, a felony or misdemeanor (other than a traffic infraction) that is reasonably likely to cause damage to the Company or its reputation; a material violation of the Company’s written policies, standards or guidelines that is not cured within 30 days; refusal to perform the material duties and responsibilities required by the Employment Agreement, subject to a 30 day cure period; and a material breach of the Employment Agreement or any other agreement to which Mr. Sapirstein and the Company are parties that is not cured within 30 days. The Employment Agreement may also be terminated by either party at any time without cause upon 30 days written notice, and by Mr. Sapirstein with good reason upon 90 days written notice, which shall include a 30 day cure period. “Good reason” is defined as the occurrence, without Mr. Sapirstein’s prior written consent, of a material reduction in base salary, a material diminution in title, duties, responsibility or authority, or relocation for three consecutive months or more to an office located 50 miles from either the current office at 850 Third Avenue, Suite 1801, New York, NY 10022 or an office located in New Jersey that is convenient to Company personnel.

If Mr. Sapirstein is terminated by reason of death or disability, the Company will pay to him or his estate any earned, but unpaid, bonus for services rendered during the year preceding the date of termination. If Mr. Sapirstein’s employment is terminated by the Company without cause or by him with good reason, subject to compliance with the confidentiality, non-solicitation and non-disparagement requirements of the Employment Agreement and the execution of a release of claims, (i) the Company will pay him an amount equal to the greater of the sum of 12 months base salary or the base salary payable for the remainder of the initial term (not to exceed to 36 months), payable in equal monthly installments; provided that if the termination is in connection with or within 24 months following a “Change in Control” (as defined in the 2011 Long-Term Incentive Plan), then the amount of severance will be doubled, but will remain payable over the severance period determined without regard to such doubling; (ii) at the time Mr. Sapirstein would have been paid a bonus if he was actively employed with the Company, the Company will pay him an amount equal to the greater of (x) the most recent annual bonus earned by Mr. Sapirstein, (y) the average of the immediately preceding two year’s annual bonuses earned by Mr. Sapirstein, or (z) if Mr. Sapirstein’s termination occurs during the first calendar year of the employment term before any annual bonus for a full 12-month period has been paid, then the target bonus for which Mr. Sapirstein is eligible; provided that no bonus amount is payable if the bonuses for the year of termination are subject to achievement of performance goals and such performance goals are not achieved by the Company for such year; and provided further that if the termination is in connection with or within 24 months following a “Change in Control” (as defined in the 2011 Long-Term Incentive Plan), then the bonus amount will be doubled; (iii) all outstanding stock options and restricted stock unit awards granted to Mr. Sapirstein pursuant to the Employment Agreement will vest, to the extent not previously vested, and the stock options will remain exercisable for two years; and (iv) the Company will provide continued healthcare coverage until the earlier of (x) the expiration of the severance period, or (y) the date that Mr. Sapirstein’s “COBRA” coverage terminates or expires. If Mr. Sapirstein’s employment is terminated by non-renewal after the initial three-year term, subject to compliance with the confidentiality, non-solicitation and non-disparagement requirements of the Employment Agreement and the execution of a release of claims, the Company will pay Mr. Sapirstein an amount equal to the sum of six months base salary, payable in six equal monthly installments.

Employment Agreement with Richard Rosenblum

On May 16, 2012, the Company entered into an executive employment agreement with Richard Rosenblum. Pursuant to Mr. Rosenblum’s agreement with the Company (the “Rosenblum Agreement”), Mr. Rosenblum continued to serve as the Company’s president.  On October 3, 2012, in connection with appointment of James Sapirstein as chief executive officer, Mr. Rosenblum transitioned from president to executive co-executive chairman. The term of the Rosenblum Agreement is retroactive to January 1, 2012 and expires January 1, 2015, but is subject to automatic renewal for an additional one year term, unless terminated upon prior written notice by either party. In exchange for his services, the Company will pay Mr. Rosenblum an annual base salary of $200,000 in 2012, $225,000 in 2013 and $250,000 in 2014. Mr. Rosenblum’s salary will remain $250,000 for the additional one year term after 2014, if the Rosenblum Agreement is automatically renewed. Mr. Rosenblum’s salary is payable in a combination of cash and shares of common stock, the ratio of which is determined based upon the fair market value of the common stock and the cash reserves of the Company. Mr. Rosenblum will also be eligible for a bonus, as determined in the sole discretion of our board of directors.

Pursuant to the Rosenblum Agreement, stock options to purchase 3,000,000 shares of common stock that were previously awarded to Mr. Rosenblum will be accelerated to vest and become exercisable on the date Mr. Rosenblum executed the Rosenblum Agreement. In addition, under the Rosenblum Agreement, Mr. Rosenblum will be granted an option to purchase 5,500,000 shares of Common Stock at exercise price of $.20 per share, which will vest in equal amounts on the first, second and third anniversaries of the date of grant and will have a term of ten years. The stock option will be forfeited if Mr. Rosenblum violates his non-competition or non-solicitation covenants. Mr. Rosenblum is also eligible to receive vacation and other benefits customary for an executive in a similar position with a similarly-situated public company.

In addition to customary confidentiality obligations, Mr. Rosenblum is subject to non-solicitation obligations with respect to the Company’s customers, suppliers and employees, among others, and non-disparagement obligations with respect to the Company that will expire one year from the termination of Mr. Rosenblum’s employment with the Company.

The Rosenblum Agreement is terminable on account of Mr. Rosenblum’s death or disability. The Company may terminate the Rosenblum Agreement for cause, which includes Mr. Rosenblum’s insubordination to our board of directors’ instructions, a material breach by Mr. Rosenblum of the terms of the Rosenblum Agreement or the conviction of Mr. Rosenblum for a crime, among other reasons. The Company may terminate the Rosenblum Agreement without cause upon thirty days written notice to Mr. Rosenblum. Mr. Rosenblum may terminate the Rosenblum Agreement for any reason upon thirty days written notice to the Company. If Mr. Rosenblum’s employment with the Company is terminated without cause any time after January 1, 2013, he will be entitled to twelve monthly payments of what would have been Mr. Rosenblum’s salary for the twelve-month period following the date of termination of Mr. Rosenblum’s employment. In addition, if Mr. Rosenblum’s employment is terminated without cause at any time, the unvested portion of the options granted to Mr. Rosenblum under the Rosenblum Agreement will immediately vest.

Employment Agreement with David Stefansky

On May 31, 2012, the Company entered into an executive employment agreement with David Stefansky. Pursuant to Mr. Stefansky’s agreement with the Company (the “Stefansky Agreement”), Mr. Stefansky will serve as the Company’s executive chairman.  On October 3, 2012, Mr. Stefansky became co-executive chairman with Mr. Rosenblum. The term of the Stefansky Agreement is retroactive to January 1, 2012 and expires January 1, 2015, but is subject to automatic renewal for an additional one year term, unless terminated upon prior written notice by either party. In exchange for his services, the Company will pay Mr. Stefansky an annual base salary of $200,000 in 2012, $225,000 in 2013 and $250,000 in 2014. Mr. Stefansky’s salary will remain $250,000 for the additional one year term after 2014, if the Stefansky Agreement is automatically renewed. Mr. Stefansky’s salary is payable in a combination of cash and shares of Common Stock, the ratio of which is determined based upon the fair market value of the Common Stock and the cash reserves of the Company. Mr. Stefansky will also be eligible for a bonus, as determined in the sole discretion of our board of directors.

Pursuant to the Stefansky Agreement, stock options to purchase 3,000,000 shares of Common Stock that were previously awarded to Mr. Stefansky will be accelerated to vest and become exercisable on the date Mr. Stefansky executed the Stefansky Agreement. In addition, under the Stefansky Agreement, Mr. Stefansky will be granted an option to purchase 5,500,000 shares of Common Stock at exercise price of $.20 per share, which will vest in equal amounts on the first, second and third anniversaries of the date of grant and will have a term of ten years. The stock option will be forfeited if Mr. Stefansky violates his non-competition or non-solicitation covenants. Mr. Stefansky is also eligible to receive vacation and other benefits customary for an executive in a similar position with a similarly-situated public company.

In addition to customary confidentiality obligations, Mr. Stefansky is subject to non-solicitation obligations with respect to the Company’s customers, suppliers and employees, among others, and non-disparagement obligations with respect to the Company that will expire one year from the termination of Mr. Stefansky’s employment with the Company.

The Stefansky Agreement is terminable on account of Mr. Stefansky’s death or disability. The Company may terminate the Stefansky Agreement for cause, which includes Mr. Stefansky’s insubordination to our board of directors’ instructions, a material breach by Mr. Stefansky of the terms of the Stefansky Agreement or the conviction of Mr. Stefansky for a crime, among other reasons. The Company may terminate the Stefansky Agreement without cause upon thirty days written notice to Mr. Stefansky. Mr. Stefansky may terminate the Stefansky Agreement for any reason upon thirty days written notice to the Company. If Mr. Stefansky’s employment with the Company is terminated without cause any time after January 1, 2013, he will be entitled to twelve monthly payments of what would have been Mr. Stefansky’s salary for the twelve-month period following the date of termination of Mr. Stefansky’s employment. In addition, if Mr. Stefansky’s employment is terminated without cause at any time, the unvested portion of the options granted to Mr. Stefansky under the Stefansky Agreement will immediately vest.

2001 Incentive Stock Purchase Plan

Our 2001 Incentive Stock Purchase Plan, which expired on July 12, 2011, provided shares for option grants to employees, directors and others. The purpose of our 2001 Incentive Stock Purchase Plan was to provide an incentive to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial success. Under our 2001 Incentive Stock Purchase Plan, we were authorized to issue incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified stock options, stock appreciation rights, performance shares, restricted stock and long-term incentive awards. Our 2001 Incentive Stock Purchase Plan is administered by our board of directors. Options granted under the option plan generally vest over two to five years or as otherwise determined by our board of directors, have exercise prices equal to the fair market value of the common stock on the date of grant, and expire no later than ten years after the date of grant.

2011 Long-Term Incentive Plan

Our Board of Directors adopted the 2011 Long-Term Incentive Plan on November 7, 2011, which was approved by our shareholders at our 2011 annual meeting held on December 19, 2011. The purpose of our 2011 Long-Term Incentive Plan is to enable us to remain competitive and innovative in its ability to attract, motivate, reward and retain the services of key employees, certain key contractors, and non-employee directors. Our 2011 Long-Term Incentive Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of common stock. Our 2011 Long-Term Incentive Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of employees, contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. Our 2011 Long-Term Incentive Plan is administered by our board of directors. A total of 40,000,000 shares of common stock are reserved for award under the stock option plan.  If Proposal 2 is approved at the Annual Meeting, then an additional 40,000,000 shares will be available for issuance under the plan.

Change of Control Agreements

We do not currently have any plans providing for the payment of retirement benefits to our officers or directors.

We do not currently have any change-of-control or severance agreements with any of our executive officers or directors. In the event of the termination of employment of the named executive officers, any and all unexercised stock options shall expire and no longer be exercisable after a specified time following the date of the termination.

Compensation of Directors

Non-employee directors received $2,250 per month for their services in 2011. Newly appointed directors were also issued options in our 2001 Incentive Stock Option Plan. The board of directors approved and shareholders ratified the Alliqua, Inc. 2011 Long-Term Incentive Plan in 2011, in which our directors are eligible to participate. We also reimburse our directors for any actual expenses incurred in connection with services as a director. For his service from January 1, 2012 through June 30, 2012, each non-employee members of the board received, in lieu of cash, a 10 year option to purchase 75,000 shares of common stock at an exercise price of $0.10 per share.  For their additional services, Mr. Sklar, chairman of the compensation committee, and Mr. Leone, chairman of the audit committee, were each granted a 10 year option to purchase 100,000 and 200,000 shares, respectively, of common stock at an exercise price of $0.10 per share.  Cash remuneration remains suspended and the compensation committee is currently formulating an additional equity compensation plan for services provided through December 31, 2012.

Our board of directors determines the non-employee directors’ compensation for serving on our board of directors and its committees. In establishing director compensation, our board of directors is guided by the following goals:

●	compensation should consist of a combination of cash and equity awards that are designed to fairly pay the directors for work required for a company of our size and scope;
●	compensation should align the directors’ interests with the long-term interests of shareholders; and
●	compensation should assist with attracting and retaining qualified directors.

The table below outlines director compensation for the fiscal year ended December 31, 2011, other than for Messrs. Rosenblum and Stefansky.

Name	Fees earned or paid in cash (1)	Stock awards aggregate grant date fair value	Option awards aggregate grant date fair value (2)	Non-equity incentive plan compensation	Nonqualified deferred compensation earnings	Other compensation	Total

Michael Goldberg	$27,000	-	$27,750	-	-	$-	$54,750
Joseph Leone	$27,000	-	$27,750	-	-	$-	$54,750
Kenneth Pearsen	$27,000	-	$27,750	-	-	$-	$54,750
Joseph Sierchio	$27,000	-	$1,143	-	-	$-	$28,143
Jeffrey Sklar	$27,000	-	$27,750	-	-	$-	$54,750
Nachum Stein	$27,000	-	$27,750	-	-	$-	$54,750

(1)	The amounts in this column represent the monthly cash meeting fee earned by or paid to our directors for service during the fiscal year ended December 31, 2011.

(2)
Effective with their appointment to our board of directors on January 3, 2011, each newly elected director was granted an option to acquire 250,000 shares of common stock, pursuant to our 2001 Equity Incentive Plan, at an exercise price of $0.135 and an expiration date of January 3, 2021.

We have no other arrangements pursuant to which any our directors were compensated during the year ended December 31, 2011 services as a director.

For the year ended December 31, 2011, we incurred $162,000 in board fees for our non-employee directors. In 2011, non-employee directors received cash compensation of $2,250 monthly. In January of 2011, we granted newly appointed directors a total of 1,500,000 stock options.

Effective May 17, 2012, the Company appointed Jerome Zeldis, M.D., Ph.D. as a Class II director of our board of directors, with a term expiring at the 2014 annual meeting of stockholders. Pursuant to its appointment of Dr. Zeldis to our board of directors, the Company granted Dr. Zeldis options to purchase 23,200,000 shares of common stock, subject to the terms and conditions of the Company’s 2011 Long-Term Incentive Plan, with such options (i) having a term of ten years, (ii) having the following exercise prices, and (iii) vesting according to the following vesting schedule:

●	3,480,000 of the optioned shares will have an exercise price of $0.10 per share and will vest and become exercisable immediately on May 17, 2012;

●
2,320,000 of the optioned shares will have an exercise price of $0.10 per share and will vest and become exercisable immediately upon the delivery of a written three year strategic plan to the Company (with respect to which Mr. Zeldis actively assisted) that identifies five disease states and applications for drugs that can be delivered to treat these diseases through the Company’s hydrogel platform, provided such strategic plan is delivered to the Company within nine months of May 17, 2012;

●
2,320,000 of the optioned shares will have an exercise price of $0.10 per share and will vest and become exercisable immediately upon the two year anniversary of the Company hiring a chief medical officer initially identified by Dr. Zeldis, provided such chief medical officer is hired by the Company within six months of May 17, 2012;

●
4,640,000 of the optioned shares will have an exercise price of $0.15 per share and will vest and become exercisable immediately upon the delivery of a written clinical program to the Company (with respect to which Dr. Zeldis actively assisted) for the successful completion of Phase I, II, and III trials with the U.S. Food and Drug Administration (the “FDA”) in order to gain approval for the delivery of an active pharmaceutical ingredient (an “API”) delivered through the Company’s hydrogel platform, provided such clinical program is delivered to the Company within twelve months of May 17, 2012;

●
4,640,000 of the optioned shares will have an exercise price of $0.15 per share and will vest and become exercisable immediately upon the Company entering into a co-licensing agreement with a third party for the joint development of a product that provides for the delivery of an API using the Company’s hydrogel platform, provided such co-licensing agreement is entered into by the Company within eighteen months of May 17, 2012; and

●
5,800,000 of the optioned shares will have an exercise price of $0.15 per share and will vest and become exercisable immediately upon (i) Dr. Zeldis’ delivery of a written strategic plan to the Company that sets forth a plan to improve the Company’s HepaMate product for internal development, sale and rapid approval by the FDA and (ii) HepaLife BioSystems, Inc., a wholly owned subsidiary of the Company, completing an equity or equity linked financing or series of related equity or equity linked financings that result in gross proceeds to HepaLife BioSystems, Inc. of at least $2,500,000, provided such strategic plan is delivered to the Company and such financing occurs within twelve months of May 17, 2012.

Effective May 15, 2012, the Company appointed Kenneth Londoner as a Class III director of our board of directors, with the term expiring at the 2012 annual meeting of stockholders. Pursuant to its appointment of Mr. Londoner to our board of directors, the Company granted Mr. Londoner options to purchase 2,500,000 shares of common stock, subject to the terms and conditions of the Company’s 2011 Long-Term Incentive, with such options (i) having an exercise price equal to $0.10 per share, (ii) having a term of ten years, and (iii) vesting according to the following vesting schedule:

●	250,000 of the optioned shares will vest and become exercisable immediately on May 15, 2012;

●
500,000 of the optioned shares will vest and become exercisable immediately upon the Company’s formation of a scientific advisory board that is comprised of at least five leading doctors and clinicians;

●	500,000 of the optioned shares will vest and become exercisable immediately upon the Company hiring a chief executive officer; and

●
1,250,000 of the optioned shares will vest and become exercisable upon the filing of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2013, provided the Company reports on such filing consolidated gross revenue of at least $10,000,000.

REPORT OF THE AUDIT COMMITTEE

The audit committee has reviewed and discussed the Company’s audited financial statements and related footnotes for the year ended December 31, 2011, and the independent auditor’s report on those financial statements, with management and with our independent auditor, Marcum LLP (“Marcum”).  The board of directors has also discussed with Marcum the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The board of directors has also received the written disclosures and the letter from Marcum required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum’s communications with the board of directors concerning independence, and has discussed with Marcum that firm’s independence.

Based on the review and the discussions referred to in the preceding paragraph, the audit committee determined that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the Securities and Exchange Commission.

The Audit Committee:

Joseph Leone
Jeffrey Sklar

The report of the audit committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

PROPOSAL 2: APPROVAL OF AMENDMENT TO THE ALLIQUA, INC. 2011 LONG-TERM INCENTIVE PLAN

On November 6, 2012, our board of directors adopted, subject to shareholder approval, an amendment to the Alliqua, Inc. 2011 Long-Term Incentive Plan (the “2011 Plan”) to increase the number of shares of common stock available for issuance under the 2011 Plan by forty million (40,000,000) shares.  The 2011 Plan was originally adopted by our board of directors on November 8, 2011, and by the shareholders of Alliqua on December 19, 2011.  Alliqua believes that operation of the 2011 Plan is important to attract and retain the services of key employees, certain key contractors, and non-employee directors in a competitive labor market, which is essential to Alliqua’s long-term growth and success.  Our board of directors approved the amendment to the 2011 Plan based, in part, on the belief that the number of shares currently available under the 2011 Plan does not give Alliqua sufficient authority and flexibility to adequately provide for future incentives.

Summary of Proposed Amendment

Our board of directors adopted the amendment, subject to shareholder approval, on November 6, 2012, to increase the number of shares authorized under the 2011 Plan by forty million (40,000,000) shares.

Description of the 2011 Plan

The following is a brief description of the 2011 Plan, including the proposed amendment.  A copy of the 2011 Plan and the amendment is attached as Appendix A to this Proxy Statement, and the following description is qualified in its entirety by reference to the 2011 Plan and the amendment.

Purpose.  The purpose of the 2011 Plan is to enable Alliqua to remain competitive and innovative in its ability to attract, motivate, reward, and retain the services of key employees, certain key contractors, and non-employee directors.  The 2011 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of common stock.  The 2011 Plan is expected to provide flexibility to Alliqua’s compensation methods in order to adapt the compensation of employees, contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws.

Effective Date and Expiration.  The 2011 Plan became effective on November 8, 2011, subject to and conditioned upon shareholder approval of the 2011 Plan, and will terminate on November 8, 2021.  No award may be made under the 2011 Plan after its expiration date, but awards made prior thereto may extend beyond that date.

Share Authorization.  Under the existing 2011 Plan, subject to certain adjustments, the number of shares of Alliqua’s common stock that were reserved for issuance pursuant to awards was forty million (40,000,000) shares, of which 100% may be delivered pursuant to incentive stock options.  As of the Record Date, there were a total of three million seven hundred thousand (3,700,000) shares of Alliqua’s common stock remaining and available for issuance under the 2011 Plan.  If the amendment to the 2011 Plan is approved, the number of shares of Alliqua’s common stock that may be issued pursuant to awards will be increased by forty million (40,000,000) shares, all of which may be delivered pursuant to incentive stock options.  Subject to certain adjustments, with respect to any participant who is an officer of Alliqua subject to Section 16 of the Securities Exchange Act of 1934, as amended, or a “covered employee” as defined in Section 162(m)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a maximum of five million (5,000,000) shares may be granted in any one year in the form of any award to such participant.

Shares to be issued may be made available from authorized but unissued shares of common stock, shares held by Alliqua in its treasury, or shares purchased by Alliqua on the open market or otherwise.  During the term of the 2011 Plan, Alliqua will at all times reserve and keep enough shares available to satisfy the requirements of the 2011 Plan.  If an award under the 2011 Plan is cancelled, forfeited, or expires, in whole or in part, the shares subject to such forfeited, expired or cancelled award may again be awarded under the 2011 Plan.  In the event that previously acquired shares are delivered to Alliqua in full or partial payment of the option price for the exercise of a stock option granted under the 2011 Plan, the number of shares available for future awards under the 2011 Plan shall be reduced only by the net number of shares issued upon the exercise of the stock option or settlement of an award.  Awards that may be satisfied either by the issuance of common stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the 2011 Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares.  An award will not reduce the number of shares that may be issued pursuant to the 2011 Plan if the settlement of the award will not require the issuance of shares, as, for example, a SAR that can be satisfied only by the payment of cash.  Only shares forfeited back to Alliqua, shares cancelled on account of termination, expiration or lapse of an award, shares surrendered in payment of the option price of an option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of a stock option shall again be available for grant of incentive stock options under the 2011 Plan, but shall not increase the maximum number of shares described above as the maximum number of shares that may be delivered pursuant to incentive stock options.

Administration.  The 2011 Plan will be administered by the board of directors or a committee of the board of directors (the “Committee”) consisting of two or more members.  At any time there is no Committee to administer the 2011 Plan, any reference to the Committee is a reference to the board of directors.  The Committee will determine the persons to whom awards are to be made, determine the type, size and terms of awards, interpret the 2011 Plan, establish and revise rules and regulations relating to the 2011 Plan and make any other determinations that it believes necessary for the administration of the 2011 Plan.  The Committee may delegate certain duties to one or more officers of Alliqua as provided in the 2011 Plan.

Eligibility.  Employees (including any employee who is also a director or an officer), contractors, and non-employee directors of Alliqua or its subsidiaries whose judgment, initiative and efforts contributed to or may be expected to contribute to the successful performance of Alliqua are eligible to participate in the 2011 Plan.  As of the Record Date, Alliqua had 14 employees, 8 directors, and 4 contractors who would be eligible for awards under the 2011 Plan.

Stock Options.  The Committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Code or nonqualified stock options, provided that only employees of Alliqua and its subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs.  Stock options may not be granted with an option price less than 100% of the fair market value of a share of common stock on the date the stock option is granted.  If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of Alliqua (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of common stock on the date of grant.  The Committee will determine the terms of each stock option at the time of grant, including without limitation, the methods by or forms in which shares will be delivered to participants.  The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant stock options with a term exceeding 10 years.

Recipients of stock options may pay the option price (i) in cash, check, bank draft or money order payable to the order of Alliqua; (ii) by delivering to Alliqua shares of common stock already owned by the participant having a fair market value equal to the aggregate option price and that the participant has not acquired from Alliqua within six months prior to the exercise date; (iii) by delivering to Alliqua or its designated agent an executed irrevocable option exercise form together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to Alliqua, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to Alliqua the amount of sale or loan proceeds necessary to pay the purchase price; and (iv) by any other form of valid consideration that is acceptable to the Committee in its sole discretion.

Stock Appreciation Rights.  The Committee is authorized to grant stock appreciation rights (“SARs”) as a stand alone award, or freestanding SARs, or in conjunction with options granted under the 2011 Plan, or tandem SARs.  SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of common stock on the date of exercise over the fair market value of a share of common stock on the date of grant.  The grant price of a SAR cannot be less than 100% of the fair market value of a share on the date of grant.  The Committee will determine the terms of each SAR at the time of the grant, including without limitation, the methods by or forms in which shares will be delivered to participants.  The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Committee, except that no freestanding SAR may have a term exceeding 10 years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR.

Restricted Stock and Restricted Stock Units.  The Committee is authorized to grant restricted stock and restricted stock units.  Restricted stock consists of shares of common stock that may not be sold, transferred, pledged, hypothecated, encumbered or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period as specified by the Committee.  Restricted stock units are the right to receive shares of common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include substantial risk of forfeiture and restrictions on their sale or other transfer by the participant.  The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made, the number of shares or units to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants.  Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with Alliqua, the passage of time or other restrictions or conditions.  The value of the restricted stock units may be paid in shares, cash, or a combination of both, as determined by the Committee.

Dividend Equivalent Rights.  The Committee is authorized to grant a dividend equivalent right to any participant either as a component of another award or as a separate award, conferring on participants the right to receive cash or shares of common stock equal in value to dividends paid on a specific number of shares or other periodic payments.  The terms and conditions of the dividend equivalent right shall be specified by the grant.  Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional shares.  Any such reinvestment shall be at the fair market value at the time thereof.  A dividend equivalent right may be settled in cash, shares, or a combination thereof.

Performance Awards.  The Committee may grant performance awards payable in cash, shares of common stock, a combination thereof, or other consideration at the end of a specified performance period.  Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the performance period.  The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the 2011 Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance.  To the extent Alliqua determines that Section 162(m) of the Code shall apply to a performance award granted under the 2011 Plan, it is the intent of Alliqua that performance awards constitute “performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations thereunder.  In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the amount of any potential awards.  However, the Committee may not, in any event, increase the amount of compensation payable to an individual upon the attainment of a performance goal intended to satisfy the requirements of Section 162(m) of the Code.  With respect to a performance award that is not intended to satisfy the requirements of Section 162(m), if the Committee determines in its sole discretion that the established performance measures or objectives are no longer suitable because of a change in Alliqua’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

Performance Goals.  Awards of restricted stock, restricted stock units, and performance awards under the 2011 Plan may be made subject to the attainment of performance goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria (“Performance Criteria”): cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the shares; return on assets, equity or shareholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to shareholders.  Any Performance Criteria may be used to measure the performance of Alliqua as a whole or any business unit of Alliqua and may be measured relative to a peer group or index.  Any Performance Criteria may include or exclude (i) extraordinary, unusual, and/or non-recurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; (iv) the effect of a merger or acquisition, as identified in Alliqua’s quarterly, periodic and annual earnings releases; or (v) other similar occurrences.  In all other respects, Performance Criteria shall be calculated in accordance with Alliqua’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award.  However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

Other Awards.  The Committee may grant other forms of awards payable in cash or shares if the Committee determines that such other form of award is consistent with the purpose and restrictions of the 2011 Plan.  The terms and conditions of such other form of award shall be specified by the grant.  Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

Vesting, Forfeiture, Assignment.  The Committee, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2011 Plan.  If the Committee imposes conditions upon vesting, then, except as otherwise provided below, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service.  The Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards.  Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period.

Awards granted under the 2011 Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of nonqualified stock options or SARs to (i) the spouse (or former spouse), children or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such award is granted must be approved by the Committee and must expressly provide for such transferability and (z) subsequent transfers of transferred awards shall be prohibited except those by will or the laws of descent and distribution.

Adjustments Upon Changes in Capitalization.  In the event that any dividend or other distribution, recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of common stock or other securities of Alliqua, issuance of warrants or other rights to purchase shares of common stock or other securities of Alliqua, or other similar corporate transaction or event affects the fair value of an award, then the Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event (i) the number of shares and type of common stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of common stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of common stock (or other securities or property) specified as the annual per-participant limitation under the 2011 Plan; (iv) the option price of each outstanding award; (v) the amount, if any, Alliqua pays for forfeited shares in accordance with the terms of the 2011 Plan; and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the 2011 Plan to the end that the same proportion of Alliqua’s issued and outstanding shares common stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided however, that the number of shares of common stock (or other securities or property) subject to any award shall always be a whole number.  Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2011 Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code.  All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which Alliqua is subject.

Amendment or Discontinuance of the 2011 Plan.  The board of directors may, at any time and from time to time, without the consent of the participants, alter, amend, revise, suspend or discontinue the 2011 Plan in whole or in part; provided, however, that (i) no amendment that requires shareholder approval in order for the 2011 Plan and any awards under the 2011 Plan to continue to comply with Sections 162(m), 421, and 422 of the Code (including any successors to such sections, or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which Alliqua’s stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of Alliqua’s shareholders entitled to vote on the amendment; and (ii) unless required by law, no action by the board of directors regarding amendment or discontinuance of the 2011 Plan may adversely affect any rights of any participants or obligations of Alliqua to any participants with respect to any outstanding award under the 2011 Plan without the consent of the affected participant.

Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences relating to the transactions described under the 2011 Plan as set forth below.  This summary does not purport to address all aspects of federal income taxation and does not describe state, local, or foreign tax consequences.  This discussion is based upon provisions of the Code and the treasury regulations issued thereunder, and judicial and administrative interpretations under the Code and treasury regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation.  In 2004, Section 409A was added to the Code to regulate all types of deferred compensation.  If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax.  Certain performance awards, stock options, stock appreciation rights, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options.  A participant will not recognize income at the time an ISO is granted.  When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain).  However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options.  In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation.  The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to two years after the date the ISO was granted or one year after the shares were transferred to the participant (referred to as the “Holding Period”).  If a participant disposes of shares acquired by exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares.  If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

If the participant disposes of shares acquired by exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.”  If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs.  The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.”  In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the shares will be treated as capital gain.  However, if the price received for shares acquired by exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares.

Nonqualified Stock Options.  A participant generally will not recognize income at the time a nonqualified stock option is granted.  When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant.  The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation.  When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares.  If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Option Price is Paid for in Shares.  If a participant pays the option price of a nonqualified stock option with previously-owned shares of Alliqua’s common stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange.  The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered.  The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value.  The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares.  As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period.  The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock.  A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares.  However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, of such shares.  If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares.  At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period.  For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights.  Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code.  If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received.  If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received.  In general, there will be no federal income tax deduction allowed to Alliqua upon the grant or termination of SARs.  However, upon the exercise of a SAR, Alliqua will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Other Awards.  In the case of an award of restricted stock units, performance awards, dividend equivalent rights or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code.  In that taxable year, Alliqua will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

Federal Tax Withholding.  Any ordinary income realized by a participant upon the exercise of an award under the 2011 Plan is subject to withholding of federal, state and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act.  To satisfy federal income tax withholding requirements, Alliqua will have the right to require that, as a condition to delivery of any certificate for shares of common stock or the registration of the shares in the participant’s name, the participant remit to Alliqua an amount sufficient to satisfy the withholding requirements.  Alternatively, Alliqua may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if Alliqua consents, accept delivery of shares with an aggregate fair market value that equals or exceeds the required tax withholding payment.  Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year.  Additionally, withholding does not affect the participant’s tax basis in the shares.  Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by Alliqua to employees by January 31 of the succeeding year.  Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to Alliqua.  To the extent that a participant recognizes ordinary income in the circumstances described above, Alliqua will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters.  Alliqua may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either Alliqua’s principal executive officer or an individual who is among the three highest compensated officers for the taxable year (other than the principal executive officer or the principal financial officer).  The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation, and only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities).  To the extent that Alliqua determines that Section 162(m) of the Code will apply to any awards granted pursuant to the 2011 Plan, Alliqua intends that such awards will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

If an individual’s rights under the 2011 Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights; and (ii) the loss by Alliqua of a compensation deduction.

New Plan Benefits

Alliqua cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2011 Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the compensation committee

Vote Required

The affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that vote for or against such proposal is required for the approval of the amendment to the Alliqua, Inc. 2011 Long-Term Incentive Plan.

The board of directors recommends a vote FOR approval of the amendment to the Alliqua, Inc. 2011 Long-Term Incentive Plan.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our board of directors has appointed Marcum LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2012, subject to shareholder ratification.

On May 13, 2010, the board of directors of Alliqua dismissed Peterson Sullivan LLC (“Peterson”) as Alliqua’s independent registered public accounting firm.  On May 13, 2010, the board of directors engaged Marcum as Alliqua’s new independent registered public accounting firm.

The reports of Peterson on Alliqua’s financial statements as of and for the years ended December 31, 2009 and December 31, 2008 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended December 31, 2009 and December 31, 2008 and the subsequent period through May 13, 2010, there were no (i) disagreements with Peterson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Peterson’s satisfaction, would have caused Peterson to make reference to the subject matter of the disagreement(s) in connection with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

Alliqua provided Peterson with a copy of the above disclosures and requested that Peterson furnish Alliqua with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of Peterson’s letter, dated May 13, 2010 is filed as Exhibit 16.1 to Alliqua’s Current Report on Form 8-K filed May 15, 2010.

During the fiscal years ending December 31, 2009 and December 31, 2008, and the subsequent interim period prior to the engagement of Marcum LLP, Alliqua did not consult Marcum LLP regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on Alliqua’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

Audit Fees

Marcum billed Alliqua audit fees in the aggregate amount of $128,400 and $120,000 for the years ended December 31, 2011 and 2010, respectively.  These fees relate to the audit of our annual financial statements and the review of our interim quarterly financial statements.  Peterson did not bill Alliqua for any audit fees for the year ended December 31, 2010.

Audit-Related Fees

Marcum did not bill Alliqua for any audit-related fees in the years ended December 31, 2011 and 2010, respectively. Peterson did not bill Alliqua for any audit-related fees for the year ended December 31, 2010.

Tax Fees

Marcum did not bill Alliqua any tax fees in the years ended December 31, 2011 and 2010, respectively.  Peterson did not bill Alliqua for any tax fees for the year ended December 31, 2010.

All Other Fees

Marcum did not bill Alliqua any other fees in the years ended December 31, 2011 and 2010, respectively. Peterson did not bill Alliqua for any other fees for the year ended December 31, 2010.

Approval of Independent Registered Public Accounting Firm Services and Fees

The board of directors considered the audit fees, audit-related fees, tax fees and other fees paid to our accountants, as disclosed above, and determined that the payment of such fees was compatible with maintaining the independence of the accountants.  The audit committee pre-approves all audit services and non-audit services performed by the independent registered public accounting firm or other public accounting firms.

Representatives of Marcum LLP will be present at the annual meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The board of directors requests that shareholders ratify the appointment by the board of directors of Marcum LLP as the independent registered public accounting firm to conduct the audit of our financial statements for the fiscal year ending December 31, 2012.  In the event that the shareholders fail to ratify the selection, the board of directors will reconsider whether or not to continue to retain that firm. Even if the selection is ratified, the board of directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the board of directors determines that such a change could be in the best interest of our shareholders.

Vote Required

The affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that vote for or against such proposal is required to adopt the proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

The board of directors recommends a vote FOR the ratification of the appointment of Marcum LLP.

OTHER BUSINESS

The board of directors knows of no other business to be brought before the Annual Meeting.  If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS

Pursuant to rules of the SEC, a shareholder who intends to present a proposal at our next annual meeting of shareholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal to us in writing to the attention of the Secretary at Alliqua, Inc., 850 Third Avenue, Suite 1801, New York, New York 10022.  The proposal must be received no later than August 23, 2013, upon which date such shareholder proposal will be considered untimely.  With respect to other shareholder proposals, management will be able to vote proxies in its discretion without advising shareholders in the 2011 proxy statement about the nature of the matter and how management intends to vote if notice of the proposal is not received by Alliqua at its principal executive offices before November 6, 2013.

A copy of Alliqua, Inc.’s 2011 Annual Report on Form 10-K. including the financial statements and the financial statement schedules, is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to Alliqua, Inc., 850 Third Avenue, Suite 1801, New York, New York 10022.

Appendix A

FIRST AMENDMENT
TO THE
ALLIQUA, INC. 2011 LONG-TERM INCENTIVE PLAN

This FIRST AMENDMENT TO THE ALLIQUA, INC. 2011 LONG-TERM INCENTIVE PLAN (this “Amendment”), effective as of November 6, 2012, is made and entered into by Alliqua, Inc., a Florida corporation (the “Company”).  Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Alliqua, Inc. 2011 Long-Term Incentive Plan (the “Plan”).

RECITALS

WHEREAS, Article 9 of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time; and

WHEREAS, the Board desires to amend the Plan, to increase the aggregate number of shares of Common Stock that may be issued or transferred under the Plan as set forth in Article 5 of the Plan; and

WHEREAS, the Board intends to submit this Amendment to the Company’s shareholders for approval.

NOW, THEREFORE, in accordance with Article 9 of the Plan, the Company hereby amends the Plan as follows:

1.           Section 5.1 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 5.1:

5.1             Number Available for Awards.  Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is eighty million (80,000,000) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options.  Subject to adjustment pursuant to Articles 11 and 12, the maximum number of shares of Common Stock with respect to which  Stock Options or SARs may be granted to an Executive Officer during any calendar year is five million (5,000,000) shares of Common Stock.  Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise.  During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

2.           This Amendment shall be effective on the date first set forth above.  In the event shareholder approval of this Amendment is not obtained within twelve (12) months of the date the Board approved this Amendment, the additional shares added to the Plan pursuant to this Amendment shall not be available for grant as incentive stock options within the meaning of Section 422 of the Code.

3.           Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

* * * * * * * * *

[Remainder of Page Intentionally Left Blank Signature Page Follows]

A-1

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

ALLIQUA, INC.

By:	/s/ James Sapirstein
Name:	James Sapirstein
Title:	Chief Executive Officer

A-2

Appendix B

ALLIQUA, INC.

2011 LONG-TERM INCENTIVE PLAN

The Alliqua, Inc. 2011 Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of Alliqua, Inc., a Florida corporation (the “Company”), effective as of November 8, 2011, subject to approval by the Company’s shareholders.

ARTICLE 1
PURPOSE

The purpose of the Plan is to attract and retain the services of key Employees, key Contractors, and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalent Rights, and Other Awards, whether granted singly, or in combination, or in tandem, that will:

(a) increase the interest of such persons in the Company’s welfare;
(b) furnish an incentive to such persons to continue their services for the Company or its Subsidiaries; and
(c) provide a means through which the Company may attract able persons as Employees, Contractors, and Outside Directors.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act.  To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE 2
DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1 “Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of shares of Common Stock, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, and any other applicable law, rule or restriction.

2.2 “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR, Restricted Stock Units, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.3 “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.4 “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.5 “Board” means the board of directors of the Company.

2.6 “Change in Control” means any of the following, except as otherwise provided herein:  (i) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company’s Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who (x) at the date of this Plan were directors or (y) become directors after the date of this Plan and whose election or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3rds) of the directors then in office who were directors at the date of this Plan or whose election or nomination for election was previously so approved; (v) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of an aggregate of fifty percent (50%) or more of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Exchange Act) who beneficially owned less than fifty percent (50%) of the voting power of the Company’s outstanding voting securities on the date of this Plan; provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change in Control hereunder if the acquirer is (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

Notwithstanding the foregoing provisions of this Section 2.6, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Change in Control” for purposes of such Award shall be as follows:

“Change in Control” of the Company occurs upon a change in the Company’s ownership, its effective control or the ownership of a substantial portion of its assets, as follows:

(a) Change in Ownership.  A change in ownership of the Company occurs on the date that any “Person” (as defined in Section 2.6(d) below), other than (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding stock pursuant to an offering of such stock, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the Company’s stock, acquires ownership of the Company’s stock that, together with stock held by such Person, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the Company’s stock.  However, if any Person is considered to own already more than fifty percent (50%) of the total fair market value or total voting power of the Company’s stock, the acquisition of additional stock by the same Person is not considered to be a Change of Control.  In addition, if any Person has effective control of the Company through ownership of thirty percent (30%) or more of the total voting power of the Company’s stock, as discussed in paragraph (b) below, the acquisition of additional control of the Company by the same Person is not considered to cause a Change in Control pursuant to this paragraph (a); or

(b) Change in Effective Control.  Even though the Company may not have undergone a change in ownership under paragraph (a) above, a change in the effective control of the Company occurs on either of the following dates:

(i) the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) ownership of the Company’s stock possessing thirty percent (30%) or more of the total voting power of the Company’s stock.  However, if any Person owns thirty percent (30%) or more of the total voting power of the Company’s stock, the acquisition of additional control of the Company by the same Person is not considered to cause a Change in Control pursuant to this subparagraph (b)(i);

(ii) the date during any twelve (12) month period when a majority of members of the Board is replaced by directors whose appointment or election is not endorsed by a majority of the Board before the date of the appointment or election; provided, however, that any such director shall not be considered to be endorsed by the Board if his or her initial assumption of office occurs as a result of an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Change in Ownership of Substantial Portion of Assets.  A change in the ownership of a substantial portion of the Company’s assets occurs on the date that a Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) assets of the Company, that have a total gross fair market value equal to at least eighty percent (80%) of the total gross fair market value of all of the Company’s assets immediately before such acquisition or acquisitions.  However, there is no Change in Control when there is such a transfer to (i) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock; (ii) an entity, at least fifty percent (50%) of the total value or voting power of the stock of which is owned, directly or indirectly, by the Company; (iii) a Person that owns directly or indirectly, at least fifty percent (50%) of the total value or voting power of the Company’s outstanding stock; or (iv) an entity, at least fifty percent (50%) of the total value or voting power of the stock of which is owned by a Person that owns, directly or indirectly, at least fifty percent (50%) of the total value or voting power of the Company’s outstanding stock.

(d) Definitions.  For purposes of subparagraphs (a), (b), and (c) above:

(i) “Person” shall have the meaning given in Section 7701(a)(1) of the Code.  Person shall include more than one Person acting as a group as defined by the Final Treasury Regulations issued under Section 409A of the Code.

(ii) “Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

(e) Interpretation.  The provisions of this Section 2.6 shall be interpreted in accordance with the requirements of the Final Treasury Regulations under Section 409A of the Code, it being the intent of the parties that this Section 2.6 shall be in compliance with the requirements of said Code section and said regulations.

2.7  “Code” means the United States Internal Revenue Code of 1986, as amended.

2.8 “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.9 “Common Stock” means the common stock, par value $0.001 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.10 “Company” means Alliqua, Inc., a Florida corporation, and any successor entity.

2.11 “Contractor” means any natural person, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, pursuant to a written independent contractor agreement between such person (or any entity employing such person) and the Company or a Subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.12 “Corporation” means any entity that (i) is defined as a corporation under Section 7701 of the Code and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain.  For purposes of clause (ii) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.13 “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of shareholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.14 “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.15 “Employee” means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

2.16 “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.17 “Executive Officer” means an officer of the Company or a Subsidiary subject to Section 16 of the Exchange Act or a “covered employee” as defined in Section 162(m)(3) of the Code.

2.18 “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (b) if the shares of Common Stock are not so listed, but are quoted on an automated quotation system, the closing sales price per share of Common Stock reported on the automated quotation system on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the National Association of Securities Dealers, Inc.’s OTC Bulletin Board or Pink OTC Markets, Inc. (previously known as National Quotation Bureau, Inc.); or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock.  The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.

2.19 “Incentive” is defined in Section 2.2 hereof.

2.20 “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.21 “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan.  The Committee may utilize one or more Independent Third Parties.

2.22 “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.23 “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.24 “Other Award” means an Award issued pursuant to Section 6.9 hereof.

2.25 “Outside Director” means a director of the Company who is not an Employee or a Contractor.

2.26 “Participant” means an Employee, Contractor or Outside Director of the Company or a Subsidiary to whom an Award is granted under this Plan.

2.27 “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.28 “Performance Goal” means any of the goals set forth in Section 6.10 hereof.

2.29 “Plan” means this Alliqua, Inc. 2011 Long-Term Incentive Plan, as amended from time to time.

2.30 “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

2.31 “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.32 “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.33 “Retirement” means any Termination of Service solely due to retirement upon or after attainment of age sixty-five (65), or permitted early retirement as determined by the Committee.

2.34 “SAR” or “Stock Appreciation Right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.35 “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

2.36 “Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.

2.37 “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above.  “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.38 “Termination of Service” occurs when a Participant who is (i) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (ii) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (iii) a Contractor of the Company or a Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries for any reason.  Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Contractor or vice versa.  If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option.  Notwithstanding the foregoing provisions of this Section 2.38, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.39 “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code.  Notwithstanding the foregoing provisions of this Section 2.39, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

ARTICLE 3
ADMINISTRATION

Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”).  The Committee shall consist of not fewer than two persons.  Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board.  Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.  At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

If necessary to satisfy the requirements of Section 162(m) of the Code and/or Rule 16b-3 promulgated under the Exchange Act, membership on the Committee shall be limited to those members of the Board who are “outside directors” under Section 162(m) of the Code and/or “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act.  The Committee shall select one of its members to act as its chairman.  A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

The Committee shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan.  The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive).  Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

The Committee, in its discretion, shall (i) interpret the Plan and Award Agreements, (ii) prescribe, amend, and rescind any rules and regulations, as necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan.  Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan.  Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.  Notwithstanding the foregoing, to the extent necessary to satisfy the requirements of Section 162(m) of the Code and/or Rule 16b-3 promulgated under the Exchange Act, any function relating to a Reporting Participant or a covered employee (as defined in Section 162(m) of the Code) shall be performed solely by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the Exchange Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

ARTICLE 4
ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options.  The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Contractor or Outside Director of the Company or any Subsidiary.  Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine.  Except as required by this Plan, Awards granted at different times need not contain similar provisions.  The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5
SHARES SUBJECT TO PLAN

5.1 Number Available for Awards.  Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is forty million (40,000,000) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options.  Subject to adjustment pursuant to Articles 11 and 12, the maximum number of shares of Common Stock with respect to which  Stock Options or SARs may be granted to an Executive Officer during any calendar year is five million (5,000,000) shares of Common Stock.  Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise.  During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

5.2 Reuse of Shares.  To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan.  In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option.  Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock.  Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash.  Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the exercise price of an option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum  number of shares described in Section (1) above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

ARTICLE 6
GRANT OF AWARDS

6.1 In General.

(a) The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan, (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder.  The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award.  Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan. The Plan shall be submitted to the Company’s shareholders for approval; however, the Committee may grant Awards under the Plan prior to the time of shareholder approval.  Any such Award granted prior to such shareholder approval shall be made subject to such shareholder approval.  The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b) If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c) Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2 Option Price.  The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock may be equal to or greater than the Fair Market Value of the share on the Date of Grant.  The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than  ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant.

6.3 Maximum ISO Grants.  The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000.  To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option.  In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

6.4 Restricted Stock.  If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and in the event the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder.  The provisions of Restricted Stock need not be the same with respect to each Participant.

(a) Legend on Shares; Electronic Issuance.  Each Participant who is awarded or receives Restricted Stock may be issued a stock certificate or certificates in respect of such shares of Common Stock.  Such certificate(s) shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.10 of the Plan.  Alternatively, the Company may electronically register the Restricted Stock awarded to a Participant in the name of such Participant, which shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.10 of the Plan.  With respect to such electronically registered shares, no stock certificate or certificates shall be issued, unless, following the expiration of the Restriction Period (as defined in Section 6.4(b)(i)) without forfeiture in respect of such shares of Common Stock, the Participant requests delivery of the certificate or certificates by submitting a written request to the Committee (or such party designated by the Company) requesting deliver of the certificates.  The Company shall deliver the certificates requested by the Participant to the Participant as soon as administratively practicable following the Company’s receipt of such request.

(b) Restrictions and Conditions.  Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii) Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon.  Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired.  Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant.  Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

(iii) The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant.  In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.5 SARs.  The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option.  SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a SAR shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder.  The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof.  In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (ii) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock.  The SAR Price for any share of Common Stock subject to a SAR may be  equal to  or greater than the Fair Market Value of the share on the Date of Grant.  The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

6.6 Restricted Stock Units.  Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a Restricted Stock Unit award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder.  Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

6.7 Performance Awards.

(a) The Committee may grant Performance Awards to one or more Participants.  The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder.  If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of  the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met.  The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock.  Each Performance Award granted to one or more Participants shall have its own terms and conditions.

To the extent the Committee determines that a Performance Award shall comply with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder, and if it is determined to be necessary in order to satisfy Section 162(m) of the Code, at the time of the grant of a Performance Award (other than a Stock Option) and to the extent permitted under Section 162(m) of the Code and the regulations issued thereunder, the Committee shall provide for the manner in which the Performance Goals shall be reduced to take into account the negative effect on the achievement of specified levels of the Performance Goals which may result from enumerated corporate transactions, extraordinary events, accounting changes and other similar occurrences which were unanticipated at the time the Performance Goal was initially established.  In no event, however, may the Committee increase the amount earned under such a Performance Award, unless the reduction in the Performance Goals would reduce or eliminate the amount to be earned under the Performance Award and the Committee determines not to make such reduction or elimination.

With respect to a Performance Award that is not intended to satisfy the requirements of Code Section 162(m), if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b) Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company for a specified period of time.  Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof.  If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award.  Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective.  The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

(c) Notwithstanding the foregoing, in order to comply with the requirements of Section 162(m) of the Code, if applicable, no Participant may receive in any calendar year Performance Awards intended to comply with the requirements of Section 162(m) of the Code which have an aggregate value of more than $1,500,000, and if such Performance Awards involve the issuance of shares of Common Stock, said aggregate value shall be based on the Fair Market Value of such shares on the time of the grant of the Performance Award.  In no event, however, shall any Performance Awards not intended to comply with the requirements of Section 162(m) of the Code be issued contingent upon the failure to attain the Performance Goals applicable to any Performance Awards granted hereunder that the Committee intends to comply with the requirements of Section 162(m) of the Code.

6.8 Dividend Equivalent Rights.  The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant.  Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents).  Any such reinvestment shall be at the Fair Market Value at the time thereof.  Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments.  A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

6.9 Other Awards.  The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan.  The terms and conditions of such other form of Award shall be specified by the grant.  Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by Applicable Law, or for such other consideration as may be specified by the grant.

6.10 Performance Goals.  Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria:  cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or shareholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to shareholders (“Performance Criteria”).  Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index.  Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (v) other similar occurrences.  In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report.  However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

6.11 Tandem Awards.  The Committee may grant two or more Incentives in one Award in the form of a “tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised.  For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of one hundred (100) shares of Common Stock.

ARTICLE 7
AWARD PERIOD; VESTING

7.1 Award Period.  Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement.  Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term.  The Award Period for an Incentive shall be reduced or terminated upon Termination of Service.  No Incentive granted under the Plan may be exercised at any time after the end of its Award Period.  No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant.  However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

7.2 Vesting.  The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan.  If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

ARTICLE 8
EXERCISE OR CONVERSION OF INCENTIVE

8.1 In General.  A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

8.2 Securities Law and Exchange Restrictions.  In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3 Exercise of Stock Option.

(a) In General.  If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement.  If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised.  No Stock Option may be exercised for a fractional share of Common Stock.  The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(b) Notice and Payment.  Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon.  On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways:  (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion.  In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered.

(c) Issuance of Certificate.  Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company, in its sole discretion, shall cause either (i) certificates for the Common Stock then being purchased to be delivered as directed by the Participant (or the person exercising the Participant’s Stock Option in the event of his death) at its principal business office promptly after the Exercise Date; or (ii) the Common Stock then being purchased to be registered in the Participant’s name (or the person exercising the Participant’s Stock Option in the event of his or her death), but shall not issue certificates for the Common Stock unless the Participant or such other person requests delivery of the certificates for the Common Stock, in writing in accordance with the procedures established by the Committee.  If the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate (if any) evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code.  Any obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(d) Failure to Pay.  Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant.

8.4 SARs.  Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon.  Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(a) cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(b) that number of shares of Common Stock having an aggregate Fair Market Value (as of the date of the exercise, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(c) the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5 Disqualifying Disposition of Incentive Stock Option.  If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition.  A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

ARTICLE 9
AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which shareholder approval is required either (i) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (ii) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the shareholders of the Company entitled to vote thereon.  Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement.  In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto.  Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 10
TERM

The Plan shall be effective from the date that this Plan is approved by the Board.  Unless sooner terminated by action of the Board, the Plan will terminate on November 8, 2021, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

ARTICLE 11
CAPITAL ADJUSTMENTS

In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section (1) of the Plan, (iv) the Option Price of each outstanding Award, (v) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (vi) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number.  Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code.  Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 12
RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1 No Effect on Company’s Authority.  The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2 Conversion of Incentives Where Company Survives.  Subject to any required action by the shareholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

12.3 Exchange or Cancellation of Incentives Where Company Does Not Survive.  Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the shareholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4 Cancellation of Incentives.  Notwithstanding the provisions of Sections 12.2 and 12.3  hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a) giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

(b) in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive.  In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder.  In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share.  In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

(c) An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

ARTICLE 13
LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company.  If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

ARTICLE 14
INCENTIVES IN SUBSTITUTION FOR INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer.  The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.

ARTICLE 15
MISCELLANEOUS PROVISIONS

15.1 Investment Intent.  The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2 No Right to Continued Employment.  Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3 Indemnification of Board and Committee.  No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

15.4 Effect of the Plan.  Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5 Compliance With Other Laws and Regulations.  Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation.  The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.6 Foreign Participation.  To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom.  Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes.  Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

15.7 Tax Requirements.  The Company or, if applicable, any Subsidiary (for purposes of this Section 15.7, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan.  The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award.  Such payments shall be required to be made when requested by Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock.  Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii).  The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant.  The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

15.8 Assignability.  Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide.  The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option.  The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.8 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Nonqualified Stock Options and SARs may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution.  The Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be granted to a Participant on terms which permit transfer by such Participant to (i) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee.  The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement.  The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR.  The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.8.

15.9 Use of Proceeds.  Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.10 Legend.  Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Alliqua, Inc. 2011 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in New York, New York and that certain Restricted Stock Award Agreement dated as of _______________, 20___, by and between the Company and ______________________.  No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan and Award Agreement.  By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan and Award Agreement.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

A copy of this Plan shall be kept on file in the principal office of the Company in New York, New York.

***************

IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of December 19, 2011, by its President and Secretary pursuant to prior action taken by the Board.

ALLIQUA, INC.

By:	/s/ Richard Rosenblum
Name	Richard Rosenblum
Title	President

Attest:

By:	/s/ Steven Berger
Name:	Steven Berger
Title:	Secretary

ALLIQUA, INC.
ATTN: STEVEN C. BERGER
850 THIRD AVENUE, SUITE 1801
NEW YORK, NY 10022

**VOTE BY INTERNET - www.proxyvote.com**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Directors | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

________________________

Nominees

01 Kenneth Londoner 02 Jeffrey Sklar 03 David Stefansky

The Board of Directors recommends you vote FOR proposals 2 and 3.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|

0000152431_1 R1.0.0.11699

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:** The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com .

**ALLIQUA, INC.**
**Annual Meeting of Shareholders**
**December 19, 2012 9:00 AM**
**This proxy is solicited by the Board of Directors**

The undersigned hereby appoints James Sapirstein, Chief Executive Officer, and Richard Rosenblum, Co-Executive Chairman, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Alliqua, Inc. that the shareholders are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM, EST on December 19, 2012 at the offices of Haynes and Boone, LLP, located at 30 Rockefeller Plaza, 26th Floor, New York, New York 10112, and any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any proxy or proxies previously given to represent or vote such common stock and hereby ratifies and confirms all actions that said proxy, his substitutes, or any of them, may lawfully take in accordance with the terms hereof.

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.**

**Continued and to be signed on reverse side**

0000152431_2 R1.0.0.11699